As filed with the Securities and Exchange Commission on July 30, 2019

1933 Act File No. [_____________]

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT of 1933 ☒
PRE-EFFECTIVE AMENDMENT NO. ____ ☐
POST-EFFECTIVE AMENDMENT NO. ____ ☐

EATON VANCE MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)

(617) 482-8260
(Registrant’s Telephone Number)

MAUREEN A. GEMMA
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of the registration statement.
It is proposed that this filing will become effective on August 29, 2019 pursuant to Rule 488 under the Securities Act of 1933, as amended.
Title of Securities Being Registered: Shares of beneficial interest, no par value, of the Registrant.
No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents.

Cover Sheet

Part A - Proxy Statement/Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibit Index

Exhibits

EATON VANCE MULTISECTOR INCOME FUND

Two International Place
Boston, Massachusetts 02110

[September 9], 2019

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Multisector Income Fund (“Multisector Income Fund”), a series of Eaton Vance Special Investment Trust (“Special Investment Trust”), on Thursday, October 24, 2019 to consider a proposal to approve an Agreement and Plan of Reorganization to exchange shares of Multisector Income Fund for shares of Eaton Vance Multi-Asset Credit Fund (“Multi-Asset Credit Fund”), a series of Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”) (the “Plan”). The investment objective of both Multisector Income Fund and Multi-Asset Credit Fund is total return. The enclosed combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) describes the Reorganization in detail. We ask you to read the enclosed information carefully and to submit your vote promptly.

After consideration and recommendation by Eaton Vance Management, the Boards of Trustees of Special Investment Trust and Mutual Funds Trust have determined that it is in the best interests of Multisector Income Fund and Multi-Asset Credit Fund to reorganize Multisector Income Fund into Multi-Asset Credit Fund. As a shareholder of Multisector Income Fund, you can be expected to benefit from the Reorganization because you would become shareholders of a larger combined fund that is expected to have a lower total expense ratio after the Reorganization than that of your fund (after expense reimbursements) and that would continue to provide exposure to a portfolio that invests primarily in various debt instruments.

We realize that most shareholders will not be able to attend the meeting and vote their shares in person. However, Multisector Income Fund does need your vote. You can vote by mail, telephone or over the Internet, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy by a signed writing filed with Special Investment Trust’s Secretary, by executing and delivering a later dated proxy, or by attending the meeting and voting your shares in person (please see “Voting Information – How Do I Vote In Person?” for additional information). By voting promptly, you can help Multisector Income Fund avoid the expense of additional mailings.

If you would like additional information concerning this proposal, please call one of our service representatives at 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time). Your participation in this vote is extremely important.

Sincerely,

Payson F. Swaffield

President

Eaton Vance Special Investment Trust

Your vote is important – please VOTE promptly.

Shareholders are urged to sign and mail the enclosed proxy in the enclosed postage prepaid envelope or vote by telephone, or over the internet, by following the enclosed instructions. Your vote is important whether you own a few shares or many shares.

Below are answers to some commonly asked questions that are intended to help you understand the proposal on which shareholders of Multisector Income Fund are being asked to vote. The proposal is described in detail in the Combined Proxy Statement/Prospectus, which you should read carefully. If you have a question or need assistance in voting, please call 1-800-262-1122.

Q: Why are you sending me this information?

Mutual funds are required to obtain shareholder approval for certain kinds of changes, like the Reorganization proposed in the Proxy Statement/Prospectus. As a shareholder of Multisector Income Fund, you are being asked to vote on the Reorganization of Multisector Income Fund into Multi-Asset Credit Fund.

Q: What is a fund reorganization?

A fund reorganization involves one fund transferring substantially all of its assets and liabilities to another fund in exchange for shares of such fund. Once completed, shareholders of Multisector Income Fund will hold shares of Multi-Asset Credit Fund.

Q: Is my vote important?

Absolutely. Although the Multisector Income Fund’s Board of Trustees approved the proposed Reorganization and recommends that you approve it, the proposal cannot go forward without the approval of shareholders of Multisector Income Fund. Multisector Income Fund will continue to contact shareholders asking them to vote until it believes that a quorum will be reached, and may continue to contact shareholders thereafter. By voting promptly, you can help Multisector Income Fund avoid the expense of additional solicitation activities and mailings.

Q: What is the proposal?

The Proxy Statement/Prospectus relates to the proposed Reorganization of Multisector Income Fund into Multi-Asset Credit Fund. The Board has approved the Plan, which provides for the transfer of substantially all of the assets of Multisector Income Fund to Multi-Asset Credit Fund in exchange for the issuance of Multi-Asset Credit Fund shares and the assumption of substantially all of Multisector Income Fund’s liabilities by Multi-Asset Credit Fund at a closing to be held as soon as practicable following approval of the Reorganization by shareholders of Multisector Income Fund at the Special Meeting, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization (the “Closing”). The Plan is attached to the Proxy Statement/Prospectus as Appendix A. Following the transfer, Multi-Asset Credit Fund shares will be distributed to shareholders of Multisector Income Fund and Multisector Income Fund will be terminated. As a result of the Reorganization, each shareholder of Multisector Income Fund will receive full and fractional Multi-Asset Credit Fund shares equal in value at the close of regular trading on the New York Stock Exchange on the date of the Closing (the “Closing Date”) to the value of such shareholder’s shares of Multisector Income Fund. The value of each shareholder’s shares of Multi-Asset Credit Fund immediately after the Reorganization will be the same as the value of such shareholder’s Multisector Income Fund shares immediately prior to the Reorganization.

We encourage you to read the full text of the Proxy Statement/Prospectus to obtain a more detailed understanding of the issues relating to the proposed Reorganization.

Q: Why is the Reorganization being proposed?

Eaton Vance Management (“EVM”), the investment adviser and administrator of each Fund, proposed the Reorganization, which the Board approved at a meeting held on July 18, 2019, in order to give Multisector Income Fund shareholders the opportunity to invest in a larger combined fund with a similar investment strategy and lower total annual fund operating expenses. The Trustees of the Trust considered a number of factors in approving the Reorganization, including the investment objectives, restrictions and policies of the Funds; the effect of the Reorganization on the class structure and Fund fees and services; and the costs, tax consequences and proposed terms of the Reorganization. The Trustees considered that, among other things, combining the Funds could produce additional economies of scale, the combined fund after the Reorganization (“Combined Fund”) would be expected to have a lower total expense ratio after expense reimbursements than either Fund prior to the Reorganization, and the Reorganization would be tax-free for federal income tax purposes. The Trustees of each Fund believe that the proposed Reorganization is in the best interests of both Funds for the reasons described herein and has recommended that Multisector Income Fund’s shareholders vote “FOR” the Reorganization.

Q: Will there be any changes to Fund fees and expenses as a result of the Reorganization?

As described below, the Combined Fund is expected to have lower Total Annual Fund Operating Expenses (after expense reimbursement) than Multisector Income Fund at current asset levels. Specifically, as shown under “Fund Expenses” in the Proxy Statement/Prospectus, the pro forma Total Annual Fund Operating Expenses (after expense reimbursement) of the Combined Fund are estimated to be approximately 0.02% lower (approximately 0.01% lower for Class R6 shares) than Multisector Income Fund’s Total Annual Fund Operating Expenses as of April 30, 2019. Under its investment advisory and administrative agreement with each Fund and a fee reduction agreement for Multi-Asset Credit Fund effective upon to the Reorganization, EVM will receive an advisory and administrative fee of 0.55% annually on assets up to $1 billion (with reductions for average daily net assets of $1 billion or more).

In comparing the Funds’ and estimated Combined Fund’s expenses, it is important to note that Multisector Income Fund generally has experienced net asset declines over the last four years, with net assets decreasing from approximately $1.8 billion as of October 31, 2014 to approximately $374 million as of April 30, 2019. The decrease in Multisector Income Fund’s net assets has resulted in an increase in its total expense ratio over such period, which for Class I shares was 0.71% of average net assets for the year ended October 31, 2018 and 0.76% of average net assets for the six months ended April 30, 2019 (annualized). Multi-Asset Credit Fund, unlike Multisector Income Fund, is subject to an expense reimbursement agreement such that if assets attributable to the Multisector Income Fund continue to decline, former Multisector Income Fund shareholders will be protected from the risk of additional increases in expenses.

Q: Will there be any changes to Fund investment objectives and policies as a result of the Reorganization?

Each Fund’s investment objective is total return. Total return is defined by the Funds as income plus capital appreciation.

The principal investment strategies and risks of each Fund and their fundamental and non-fundamental investment restrictions are similar, but not identical. Following the Reorganization, the Combined Fund will have the same investment objective, and similar strategies and fundamental and non-fundamental investment restrictions as Multi-Asset Credit Fund. Each Fund invests primarily in various debt instruments. The Funds also have similar 80% policies. The Multisector Income Fund invests at least 80% of its net assets in “bonds and other income instruments,” while the Multi-Asset Credit Fund invests at least 80% of its net assets in “credit-related instruments” (each such category of investments is defined as described in the Proxy Statement/Prospectus). Each Fund may invest in instruments rated below investment grade, including below investment grade loans. Multisector Income Fund may not invest more than 35% of its net assets in below investment grade bonds and other income instruments, while Multi-Asset Credit Fund must invest at least 60% of its net assets in high-yield bonds and floating-rate loans rated below investment grade.

Each Fund may invest in foreign debt securities, including those issued by issuers located in emerging markets. Multi-Asset Credit Fund seeks to hedge the currency risk associated with its investments in foreign securities, while Multisector Income Fund is not required to do so. Each Fund may also invest in various securitized instruments and derivatives. Multisector Income Fund may invest up to 20% of its net assets in equity securities. Multi-Asset Credit Fund may invest in preferred stock and may own other equity securities that are part of a financial restructuring of a Fund investment. Although both Funds may invest in exchange-traded funds, Multisector Income Fund is limited to 5% of total assets while Multi-Asset Credit Fund is not. See “HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES OF MULTISECTOR INCOME FUND COMPARE TO THOSE OF MULTI-ASSET CREDIT FUND?” for additional information.

Q: Will I own the same Class of shares after the Reorganization?

Each Fund offers Class A, C, I and R6 shares. Multisector Income Fund also offers Class R shares. In the Reorganization, shareholders of each Class of shares of Multisector Income Fund will receive shares of the corresponding class of Multi-Asset Credit Fund, with the exception of Class R shareholders, who will receive Class A shares.

Q: Are there costs or tax consequences of the Reorganization?

You will not be charged any sales charges, commissions, or transactions fees in the Reorganization. Any other investment or redemption will be subject to any applicable sales charge. After the Reorganization is completed, any contingent deferred sales charge on the redemption of shares of Multi-Asset Credit Fund will be calculated from the date of original purchase of Multisector Income Fund shares.

The costs of the Reorganization, including legal, printing, mailing and solicitation costs are estimated to be approximately $180,000. This estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher. EVM has agreed to assume $75,000 of these costs and Multisector Income Fund will assume the remainder.

Multisector Income Fund expects to obtain an opinion of counsel that the Reorganization will be tax-free for federal income tax purposes. As such, Multisector Income Fund’s shareholders will not recognize a taxable gain or loss on the receipt of shares of Multi-Asset Credit Fund in liquidation of their interest in Multisector Income Fund. In addition, their tax basis in Multi-Asset Credit Fund shares received in the Reorganization will be the same as their tax basis in Multisector Income Fund shares, and their holding period in Multi-Asset Credit Fund shares received will include their holding period in Multisector Income Fund shares. At any time before the consummation of the Reorganization, a shareholder may redeem Multisector Income Fund shares, likely resulting in recognition of gain or loss to such shareholder for federal income tax purposes.

Shareholders should note that the Reorganization will end the tax year of Multisector Income Fund. In accordance with Multisector Income Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and to avoid federal income and excise tax at the Fund level, Multisector Income Fund will declare and pay a distribution to Multisector Income Fund shareholders which, together with all previous distributions, will have the effect of distributing to Multisector Income Fund shareholders all of Multisector Income Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will include any capital gains resulting from portfolio turnover prior to the Reorganization, as reduced by any available losses. Such distributions will be taxable to Multisector Income Fund shareholders if they hold Multisector Income Fund shares in a taxable account.

As of April 30, 2019, Multisector Income Fund and Multi-Asset Credit Fund had approximately $195.3 million and $3.1 million, respectively, in projected capital loss carryforwards.

For more information about the federal income tax consequences of the Reorganization, see “Federal Income Tax Consequences.”

Q: If approved, when will the Reorganization happen?

The Reorganization will take place as soon as reasonably practicable following shareholder approval of the Reorganization.

Q: How does my Board recommend that I vote?

After careful consideration, your Board recommends that you vote FOR the Reorganization of Multisector Income Fund.

 Q: How can I vote?

You can vote in one of four ways:

•	By telephone (call the toll free number listed on your proxy card)
•	By internet (log on to the website listed on your proxy card)
•	By mail (using the enclosed postage prepaid envelope)
•	In person at the shareholder meeting scheduled to occur at 2:00 P.M. on October 24, 2019.

The deadline for voting by telephone or internet is 11:59 P.M. E.T. on [ ], 2019. We encourage you to vote as soon as possible to avoid the cost of additional solicitation efforts and mailings. Please refer to the enclosed proxy card for instructions for voting by telephone, internet or mail.

Q: Who should I call if I have questions?

If you have questions about any of the proposals described in the Proxy Statement/Prospectus or about voting procedures, please call Eaton Vance toll free at 1-800-262-1122.

EATON VANCE MULTISECTOR INCOME FUND

Two International Place
Boston, Massachusetts 02110

Notice of Special Meeting of Shareholders
To Be Held October 24, 2019

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on Thursday, October 24, 2019: The Notice of Special Meeting of Shareholders, Proxy Statement, Proxy Card and Shareholder Reports are available on the Eaton Vance website at http://www.eatonvance.com/funddocuments.

A Special Meeting of Shareholders of Eaton Vance Multisector Income Fund (“Multisector Income Fund”) will be held at its principal office at Two International Place, Boston, Massachusetts 02110, on Thursday, October 24, 2019 at 2:00 p.m. (Eastern Time), for the following purposes:

1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) to reorganize Multisector Income Fund into Eaton Vance Multi-Asset Credit Fund (“Multi-Asset Credit Fund”). The Plan provides for the transfer of all of the assets and liabilities of the Class A, Class C, Class I, Class R and Class R6 shares of Multisector Income Fund in exchange for Class A, Class C, Class I, Class A and Class R6 shares of Multi-Asset Credit Fund, respectively, and the distribution of these shares to the shareholders of Multisector Income Fund in complete liquidation of Multisector Income Fund; and
2.	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.

The proposal is discussed in greater detail in the following pages. Any such vote FOR or AGAINST the proposal will also authorize the persons named as proxies to vote accordingly FOR or AGAINST any such adjournment of the Special Meeting.

The meeting is called pursuant to the By-Laws of Eaton Vance Special Investment Trust (“Special Investment Trust”). The Board of Trustees of Special Investment Trust has fixed the close of business on August 21, 2019 as the record date for the determination of the shareholders of Multisector Income Fund entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. The Proxy Statement and accompanying material are being mailed to shareholders on or about [September 9], 2019.

By Order of the Board of Trustees,

Maureen A. Gemma

Secretary

Eaton Vance Special Investment Trust

[September 9], 2019

Boston, Massachusetts

IMPORTANT

Shareholders can help the Board of Trustees of Special Investment Trust avoid the necessity and additional expense of further solicitations, which may be necessary to obtain a quorum, by promptly returning the enclosed proxy or voting by telephone or over the Internet. The enclosed addressed envelope requires no postage if mailed in the United States and is included for your convenience.

PROXY STATEMENT/PROSPECTUS

Acquisition of the Assets of

EATON VANCE MULTISECTOR INCOME FUND

By and In Exchange for Shares of

EATON VANCE MULTI-ASSET CREDIT FUND

Two International Place

Boston, Massachusetts 02110

[September 9], 2019

We are sending you this combined Proxy Statement and Prospectus (“Proxy Statement/Prospectus”) in connection with the Special Meeting of Shareholders (the “Special Meeting”) of Eaton Vance Multisector Income Fund (“Multisector Income Fund”), a series of Eaton Vance Special Investment Trust, a Massachusetts business trust registered as an open-end management investment company (“Special Investment Trust”), to be held on Thursday, October 24, 2019 (the “Meeting Date”) at 2:00 p.m. (Eastern Time), at Two International Place, Boston, MA 02110. This document is both the Proxy Statement of Multisector Income Fund and a Prospectus of Eaton Vance Multi-Asset Credit Fund (“Multi-Asset Credit Fund”), a series of Eaton Vance Mutual Funds Trust (“Mutual Funds Trust” and together with Special Investment Trust, the “Trusts”). Each of Multisector Income Fund and Multi-Asset Credit Fund hereinafter is sometimes referred to as a “Fund” or together as the “Funds”. A proxy card is enclosed with the foregoing Notice of Special Meeting of Shareholders for the benefit of shareholders who wish to vote, but do not expect to be present at the Special Meeting. Shareholders also may vote by telephone or over the Internet. The proxy is solicited on behalf of the Board of Trustees (the “Board” or “Trustees”) of Special Investment Trust.

This Proxy Statement/Prospectus relates to the proposed reorganization of Multisector Income Fund into Multi-Asset Credit Fund (the “Reorganization”). The form of Agreement and Plan of Reorganization (the “Plan”) is attached as Appendix A and provides for the transfer of all of the assets and liabilities of Multisector Income Fund to Multi-Asset Credit Fund in exchange for shares of Multi-Asset Credit Fund. Following the transfer, Multi-Asset Credit Fund shares will be distributed to shareholders of Multisector Income Fund and Multisector Income Fund will be terminated. As a result, each shareholder of Multisector Income Fund will receive Multi-Asset Credit Fund shares of the corresponding class (with the exception of Class R shareholders, who will receive Class A shares) equal to the value of such shareholder’s Multisector Income Fund shares, calculated as of the close of regular trading on the New York Stock Exchange on the Closing Date (as defined herein).

Each proxy will be voted in accordance with its instructions. If no instruction is given, an executed proxy will authorize the persons named as proxies, or any of them, to vote in favor of each matter. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with Multisector Income Fund’s proxy tabulator, [ ], or by executing and delivering a later-dated proxy, or by attending the Special Meeting and voting the shares in person. If you attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership (please see “Voting Information – How Do I Vote In Person?” for additional information). Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. This Proxy Statement/Prospectus is initially being mailed to shareholders on or about [September 9], 2019. Supplementary solicitations may be made by mail, telephone, facsimile or electronic means. By voting promptly, you can avoid additional solicitations by telephone or other means.

The Trustees have fixed the close of business on August 21, 2019 as the record date (“Record Date”) for the determination of the shareholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders at the close of business on the Record Date will be entitled to one vote for each share of Multisector Income Fund held. The number of shares outstanding of each class of the Funds and persons who beneficially owned shares as of August 21, 2019, along with pro forma information for the combined fund (the “Combined Fund”) as if the Reorganization had been consummated at the beginning of the year ended April 30, 2019, are set forth in Appendix B.

This Proxy Statement/Prospectus sets forth concisely the information that you should know when considering the Reorganization. You should read and retain this Proxy Statement/Prospectus for future reference. The following documents are on file with the Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Proxy Statement/Prospectus.

·	The Prospectus and Statement of Additional Information of Multisector Income Fund, each dated March 1, 2019, as supplemented;

·	The Prospectus and Statement of Additional Information of Multi-Asset Credit Fund, each dated March 1, 2019;

·	The Annual Report and unaudited Semi-Annual Report to shareholders dated October 31, 2018 and April 30, 2019, respectively, of Multisector Income Fund; and

·	The Annual Report and unaudited Semi-Annual Report to shareholders dated October 31, 2018 and April 30, 2019, respectively, of Multi-Asset Credit Fund (formerly Eaton Vance Multi-Strategy All Market Fund).

To ask questions about this Proxy Statement/Prospectus, please call our toll-free number at 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time).

Copies of each of the documents incorporated by reference referred to above are available upon oral or written request and without charge. To obtain a copy, write to the Funds, c/o Eaton Vance Management, Two International Place, Boston, MA 02110, Attn: Proxy Coordinator – Mutual Fund Services, or call 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time). The foregoing documents may also be obtained on the Internet at www.eatonvance.com. In addition, the SEC maintains a website at www.sec.gov that contains the documents described above and other information about the Funds.

The SEC has not approved or disapproved these securities or determined if this Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Page

SUMMARY	[ ]
FUND EXPENSES	[ ]
BOARD CONSIDERATIONS - REASONS FOR THE REORGANIZATION	[ ]
INFORMATION ABOUT THE REORGANIZATION	[ ]
HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES OF MULTISECTOR INCOME FUND COMPARE TO THOSE OF MULTI-ASSET CREDIT FUND?	[ ]
PRINCIPAL RISK FACTORS	[ ]
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS	[ ]
INFORMATION ABOUT THE FUNDS	[ ]
COMPARATIVE INFORMATION ON FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND	[ ]
VOTING INFORMATION	[ ]
DISSENTERS RIGHTS	[ ]
MULTISECTOR INCOME FUND FINANCIAL HIGHLIGHTS	[ ]
MULTI-ASSET CREDIT FUND FINANCIAL HIGHLIGHTS	[ ]
EXPERTS	[ ]
APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION	A-1
APPENDIX B: OUTSTANDING SHARES AND CERTAIN HOLDERS	B-1

SUMMARY

The following is a summary of certain information contained in or incorporated by reference in this Proxy Statement/Prospectus. This summary is not intended to be a complete statement of all material features of the proposed Reorganization and is qualified in its entirety by reference to the full text of this Proxy Statement/ Prospectus, the Plan and the other documents referred to herein.

Proposed Transaction. The Trustees of Special Investment Trust have approved the Plan, which provides for the transfer of all of the assets of Multisector Income Fund to Multi-Asset Credit Fund in exchange for the issuance of Multi-Asset Credit Fund shares and the assumption of all of Multisector Income Fund’s liabilities by Multi-Asset Credit Fund at a closing to be held as soon as practicable following approval of the Reorganization by shareholders of Multisector Income Fund at the Special Meeting, or any adjournments or postponements thereof, and the satisfaction of all the other conditions to the Reorganization (the “Closing”). The Plan is attached hereto as Appendix A. Following the transfer, such Multi-Asset Credit Fund shares will be distributed to shareholders of Multisector Income Fund and Multisector Income Fund will be terminated. As a result of the Reorganization, each shareholder of Multisector Income Fund will receive full and fractional Multi-Asset Credit Fund shares equal in value at the close of regular trading on the New York Stock Exchange (the “Closing Date”) to the value of such shareholder’s shares of Multisector Income Fund. The value of each shareholder’s shares of Multi-Asset Credit Fund immediately after the Reorganization will be the same as the value of such shareholder’s Multisector Income Fund shares immediately prior to the Reorganization.

At or prior to the Closing, Multisector Income Fund shall declare a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard for the deduction for dividends paid), its net tax-exempt interest income, and all of its net capital gain, if any, realized (after reduction for any available capital loss carryforwards) in all taxable years ending at or prior to the Closing. The Trustees, including the Trustees who are not “interested persons” of Special Investment Trust and Mutual Funds Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), have determined that the interests of existing shareholders of each Fund will not be diluted as a result of the transaction contemplated by the Reorganization and that the Reorganization is in the best interests of each Fund. The Trustees of Mutual Funds Trust (including the Independent Trustees) have also approved the Plan on behalf of Multi-Asset Credit Fund.

Background for the Proposed Transaction. The Trustees of Special Investment Trust considered a number of factors in approving the Reorganization, including the investment objectives, restrictions and policies of the Funds; the effect of the Reorganization on the class structure and Fund fees and services; and the costs, tax consequences and proposed terms of the Reorganization. The Trustees considered that, among other things, following the Reorganization, shareholders of Multisector Income Fund would benefit from a larger Combined Fund with the same investment objective and similar investment policies as prior to the Reorganization. In addition, the Combined Fund after the Reorganization would be expected to have a lower total expense ratio after expense reimbursements than either Fund prior to the Reorganization and the Reorganization is expected to be a tax-free reorganization for federal income tax purposes.

The Trustees of Special Investment Trust believe that the proposed Reorganization is in the best interests of Multisector Income Fund for the reasons described herein and has recommended that Multisector Income Fund’s shareholders vote “FOR” the Reorganization.

1

Investment Objectives, Restrictions and Policies. Each Fund’s investment objective is total return. The principal investment strategies and risks of Multisector Income Fund and Multi-Asset Credit Fund are similar as are their fundamental and non-fundamental investment restrictions.

·	Each Fund invests primarily in various debt instruments. The Funds also have similar 80% policies. The Multisector Income Fund invests at least 80% of its net assets in “bonds and other income instruments,”[1] while the Multi-Asset Credit Fund invests at least 80% of its net assets in “credit-related instruments.”[2]
·	Each Fund may invest in instruments rated below investment grade, including below investment grade loans. Multisector Income Fund is limited to investing no more than 35% of its net assets in below investment grade bonds and other income instruments, while Multi-Asset Credit Fund invests at least 60% of its net assets in high-yield bonds and floating-rate loans rated below investment grade.
·	Each Fund may invest in foreign debt securities, including those issued by issuers located in emerging markets. Multi-Asset Credit Fund seeks to hedge the currency risk associated with its investments in foreign securities, while Multisector Income Fund is permitted to hedge currency fluctuations, but is not required to do so.
·	Each Fund may also invest in various securitized instruments and derivatives.
·	Multisector Income Fund may invest up to 20% of its net assets in equity securities. Multi-Asset Credit Fund may invest in preferred stock and may own other equity securities that are part of a financial restructuring of a Fund investment.
·	Although both Funds may invest in exchange-traded funds, Multisector Income Fund is limited to 5% of total assets while Multi-Asset Credit Fund is not.

See “HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES OF MULTISECTOR INCOME FUND COMPARE TO THOSE OF MULTI-ASSET CREDIT FUND?” for additional information.

Multi-Asset Credit Fund adopted its current investment strategy on September 15, 2018. Prior to September 15, 2018, Multi-Asset Credit Fund was called Eaton Vance Multi-Strategy All Market Fund and operated as a “fund-of-funds”, investing primarily in other investment companies managed by Eaton Vance Management (“EVM”) and its affiliates that invested in various asset classes, and operated in accordance with different investment policies.

Fund Fees, Expenses and Services. Multi-Asset Credit Fund (total net assets of approximately $34.7 million as of April 30, 2019) is smaller in size than Multisector Income Fund (total net assets of approximately $374.0 million as of April 30, 2019). As described below, the Combined Fund after the Reorganization is expected to have lower Total Annual Fund Operating Expenses after expense reimbursements than Multisector Income Fund. As a result of the Reorganization, Multisector Income Fund’s shareholders are expected to benefit from the Combined Fund’s lower total expense ratio after expense reimbursement.

Each Fund offers Class A, C, I and R6 shares. The Multisector Income Fund also offers Class R shares. In the Reorganization, shareholders of each Class of shares of Multisector Income Fund will receive shares of the corresponding class of Multi-Asset Credit Fund, with the exception of Class R shareholders, who will receive Class A shares at net asset value (“NAV”) (and thus not subject to the Class A sales charge discussed below). Class A shares pay 0.25% in distribution and service fees annually as compared to 0.50% annually for Class R shares. The expense structures of Class A shares at NAV and Class R shares are otherwise identical. The privileges and services associated with the corresponding classes of the Funds (including Class A and Class R) are the same.

[1]	“Bonds and other income instruments” include corporate bonds and other fixed-income securities, senior and junior loans, U.S. Government securities, commercial paper, mortgage-related securities (including CMBS, mortgage dollar rolls and CMOs) and other ABS (including CDOs), zero-coupon securities, when-issued securities, forward commitments, repurchase agreements, reverse repurchase agreements, foreign debt securities (including those issued by companies domiciled in emerging market countries), sovereign debt (including debt issued by emerging market countries), obligations of supranational entities, structured notes, municipal obligations, private placements, inflation-indexed bonds and convertible securities and other hybrid securities (other than preferred stock).
[2]	“Credit-related investments” are fixed income, variable rate, and floating-rate debt investments as well as derivatives that provide exposure to s

2

Distribution Arrangements. Shares of each Fund are sold on a continuous basis by Eaton Vance Distributors, Inc. (“EVD”), the Funds’ principal underwriter. Class A shares of each Fund generally are sold at NAV per share plus a sales charge; Class C shares of each Fund are sold at NAV, with certain redemptions subject to a maximum 1.00% CDSC; and Class I shares of each Fund are sold at NAV, with no sales charges. Class A shares of each Fund pay a distribution and service fee of 0.25% of average daily net assets annually. Class C shares of each Fund pay distribution and service fees equal to 1.00% of average daily net assets annually. Class R shares of Multisector Income Fund pay distribution and service fees equal to 0.50% of average daily net assets annually. Class I and Class R6 shares of each Fund do not pay distribution and/or service fees. As a result of the Reorganization, holders of Class A, Class C, Class I and Class R6 shares of Multisector Income Fund would receive shares of the corresponding classes of Multi-Asset Credit Fund. Shareholders of Class R shares of Multisector Income Fund would receive Class A shares of Multi-Asset Credit Fund.

Redemption Procedures and Exchange Privileges. The Funds operate under the same redemption procedures pursuant to which proceeds of a redemption are remitted by wire or check after receipt of proper documents including signature guarantees, if required. The respective classes of each Fund have the same exchange privileges.

Tax Consequences. Multisector Income Fund expects to obtain an opinion of counsel substantially to the effect that, although the matter is not free from doubt, the Reorganization will be treated as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, no gain or loss is expected to be recognized by Multisector Income Fund or its shareholders as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s Multisector Income Fund shares are expected to carry over to the Multi-Asset Credit Fund shares the shareholder receives in the Reorganization.

Shareholders should note that the Reorganization will end the tax year of Multisector Income Fund. In accordance with Multisector Income Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and to avoid federal income and excise tax at the Fund level, Multisector Income Fund will declare and pay a distribution to Multisector Income Fund shareholders which, together with all previous distributions, will have the effect of distributing to Multisector Income Fund shareholders all of Multisector Income Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will include any capital gains resulting from portfolio turnover prior to the Reorganization, as reduced by any available losses. Such distributions will be taxable to Multisector Income Fund shareholders if they hold Multisector Income Fund shares in a taxable account.

As of their most recent fiscal year end, October 31, 2018, Multisector Income Fund and Multi-Asset Credit Fund had capital loss carryforwards of $184.5 million and $3.3 million, respectively. Multisector Income Fund and Multi-Asset Credit Fund have projected capital loss carryforwards of $195.3 million and $3.1 million, respectively, as of April 30, 2019. Multisector Income Fund has projected net unrealized losses of approximately $21.4 million, whereas Multi-Asset Credit Fund has projected net unrealized gains of approximately $366,809 as of April 30, 2019. Because Multi-Asset Credit Fund’s net assets will be less than Multisector Income Fund’s net assets at the Reorganization date, the utilization of Multi-Asset Credit Fund’s capital loss carryforwards with respect to investments acquired from Multisector Income Fund will be subject to an annual limitation. The annual limitation is determined by multiplying the NAV of Multi-Asset Credit Fund at the time of the Reorganization by a published Internal Revenue Service rate.

3

FUND EXPENSES

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds and the pro forma fees and expenses of the Combined Fund. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses reflect the expenses of each Fund for the semi-annual period ended April 30, 2019. The pro forma fees and expenses of the Combined Fund are based on the amounts shown in the table for each Fund, assuming the Reorganization occurred as of May 1, 2018, the beginning of the 12-month period ended April 30, 2019. Pro forma numbers are estimated and therefore actual expenses may vary.

Fund Fees and Expenses

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C	Class I	Class R (Multisector Income Fund only)	Class R6
Maximum Sales Charge (Load) (as a percentage of offering price)	4.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at time of purchase or redemption)	None	1.00%	None	None	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)

	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (before Expense Reimbursement)	Expense Reimbursement	Total Annual Fund Operating Expenses (after Expense Reimbursement)
Multisector Income Fund
Class A	0.55%	0.25%	0.21%	1.01%	—	1.01%
Class C	0.55%	1.00%	0.21%	1.76%	—	1.76%
Class I	0.55%	None	0.21%	0.76%	—	0.76%
Class R	0.55%	0.50%	0.21%	1.26%	—	1.26%
Class R6	0.55%	None	0.15%	0.70%	—	0.70%

Multi-Asset Credit Fund
Class A	0.615%	0.250%	0.970%	1.835%	(0.835)% [2]	1.000%
Class C	0.615%	1.000%	0.970%	2.585%	(0.835)% [2]	1.750%
Class I	0.615%	None	0.970%	1.585%	(0.835)% [2]	0.750%
Class R6	0.615%	None	0.970%[1]	1.585%	(0.835)% [2]	0.750%

	Management Fees[3]	Distribution and Service (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses (before Expense Reimbursement)	Expense Reimbursement[4]	Total Annual Fund Operating Expenses (after Expense Reimbursement)
Pro Forma Combined Fund
Class A	0.55%	0.250%	0.22%	1.02%	(0.03)%	0.99%
Class C	0.55%	1.000%	0.22%	1.77%	(0.03)%	1.74%
Class I	0.55%	None	0.22%	0.77%	(0.03)%	0.74%
Class R6	0.55%	None	0.17%[1]	0.72%	(0.03)%	0.69%

1 Class R6 shares launched on or about September 3, 2019 and other expenses are estimated.

4

2 Multi-Asset Credit Fund’s expenses are reimbursed to the extent that Total Annual Fund Operating Expenses exceed 1.00% for Class A, 1.75% for Class C and 0.75% for Class I and Class R6 shares in accordance with the Expense Reimbursement Agreement. This expense reimbursement will continue through February 29, 2020. Any amendment to or termination of this reimbursement would require approval of the Trustees of Mutual Funds Trust. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

3 Reflect a fee reduction agreement between Multi-Asset Credit Fund and EVM, effective upon the Reorganization, whereby EVM has agreed to reduce its advisory and administrative fee to 0.55% on assets up to $1 billion (with reductions for average daily net assets of $1 billion or more) in anticipation of the Reorganization.

4 Effective upon the Reorganization, EVM agreed to reimburse Multi-Asset Credit Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.99% of Class A, 1.74% for Class C, 0.74% for Class I and 0.69% for Class R6. This expense reimbursement will continue through February 28, 2021. Any amendment to or termination of this reimbursement would require approval of the Trustees of Mutual Funds Trust. The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses. Amounts reimbursed may be recouped by the investment adviser and administrator and sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. The Example reflects expenses of each Fund for its semi-annual period ended April 30, 2019. Pro forma expenses of the Combined Fund are included assuming consummation of the Reorganization as of May 1, 2018, the beginning of the 12-month period ended April 30, 2019. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Multisector Income Fund
Class A	$573	$781	$1,006	$1,653
Class C	279	554	954	2,073
Class I	78	243	422	942
Class R	128	400	692	1,523
Class R6	72	224	390	871

Multi-Asset Credit Fund
Class A	$572	$948	$1,349	$2,465
Class C	278	726	1,300	2,862
Class I	77	420	786	1,818
Class R6	77	420	786	1,818

Pro Forma Combined Fund
Class A	$571	$781	$1,009	$1,661
Class C	277	554	956	2,081
Class I	76	243	425	951
Class R6	70	227	398	892

5

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Multisector Income Fund
Class A	$573	$781	$1,006	$1,653
Class C	179	554	954	2,073
Class I	78	243	422	942
Class R	128	400	692	1,523
Class R6	72	224	390	871

Multi-Asset Credit Fund
Class A	$572	$948	$1,349	$2,465
Class C	178	726	1,300	2,862
Class I	77	420	786	1,818
Class R6	77	420	786	1,818

Pro Forma Combined Fund
Class A	$571	$781	$1,009	$1,661
Class C	177	554	956	2,081
Class I	76	243	425	951
Class R6	70	227	398	892

BOARD CONSIDERATIONS - REASONS FOR THE REORGANIZATION

The Reorganization has been considered by the Trustees of each of Special Investment Trust and the Trustees of Mutual Funds Trust. In reaching the determination to recommend that the shareholders of Multisector Income Fund vote to approve the Reorganization, the Trustees considered a number of factors, including factors identified by each Fund’s investment adviser (EVM) and its affiliates. The Trustees also considered EVM’s recommendation that the Trustees approve the Reorganization. The Trustees, including the Independent Trustees, concluded that participation in the Reorganization was in the best interests of each Fund’s shareholders and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. The Independent Trustees were advised by independent legal counsel in the course of their deliberation. The Independent Trustees, with the advice of such counsel, exercised their own business judgment in determining the material factors to be considered in evaluating the Reorganization on behalf of each Fund, separately, and the weight to be given to each such factor. Each Trustee may have placed varying emphasis on particular factors in reaching the conclusions described herein. The Trustees were also informed by multiple years of analysis and discussion with the Adviser. The material factors considered by the Trustees included the following:

•	Investment Objectives, Restrictions and Policies. The Funds have the same investment objectives and similar investment policies. The Multisector Income Fund invests at least 80% of its net assets in “bonds and other income instruments,” while the Multi-Asset Credit Fund invests at least 80% of its net assets in “credit-related instruments.” Each Fund may invest in instruments rated below investment grade, including below investment grade loans, to varying degrees. Multisector Income Fund may not invest more than 35% of its net assets in below investment grade bonds and other income instruments, while Multi-Asset Credit Fund must invest at least 60% of its net assets in high-yield bonds and floating-rate loans rated below investment grade. Each Fund may invest in foreign debt securities, including those issued by issuers located in emerging markets. Multi-Asset Credit Fund seeks to hedge the currency
6

risk associated with its investments in foreign securities, while Multisector Income Fund is not required to do so. Each Fund may also invest in various securitized instruments and derivatives. Multisector Income Fund may invest up to 20% of its net assets in equity securities, generally, while Multi-Asset Credit Fund may only invest in preferred stock and other equity securities that are part of a financial restructuring of a Fund investment. Although both Funds may invest in exchange-traded funds, Multisector Income Fund is limited to 5% of total assets while Multi-Asset Credit Fund is not. Each Fund is a non-diversified fund. The Funds’ fundamental and non-fundamental investment restrictions are similar but not identical.

The Trustees considered EVM’s belief that the Funds’ overall risk profiles are similar. As compared to Multisector Income Fund, although Multi-Asset Credit Fund invests a greater portion of its assets in below investment grade investments (including floating-rate loans), Multi-Asset Credit Fund has less flexibility to invest in equity securities and seeks to hedge the currency risk associated with its investments in foreign securities (Multisector Income Fund may but is not required to do so).

•      Effect on Class Structure and Services. Each Fund offers Class A, Class C, Class I and Class R6 shares. Multisector Income Fund also offers Class R shares. In the Reorganization, shareholders of each Class of shares of the Multisector Income Fund will receive shares of the corresponding class of the Multi-Asset Credit Fund, with the exception of Class R shareholders, who will receive Class A shares at NAV. Class A shares pay 0.25% in distribution and service fees annually as compared to 0.50% annually for Class R shares. The expense structures of Class A shares at NAV and Class R shares are otherwise identical. The privileges and services associated with the corresponding classes of the Funds (including Class A and Class R) are the same.

·	Effect on Fund Fees, Expenses and Services. Effective upon the Reorganization, the advisory and administrative fee rate for the Combined Fund will be 0.55% annually of investable assets (i.e., average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator) up to $1 billion and at lower rates at higher asset levels as shown in the table below.

Investable Assets for the Month (excluding shares of other Eaton Vance funds)	Annual Fee Rate (for each level)
Up to $1 billion	0.55%
$1 billion but less than $2.5 billion	0.53%
$2.5 billion but less than $5 billion	0.51%
$5 billion and over	0.50%

Prior to the Reorganization, EVM receives a monthly advisory and administrative fee for Multi-Asset Credit as follows:

Investable Assets for the Month (excluding shares of other Eaton Vance funds)	Annual Fee Rate (for each level)
Up to $500 million	0.615%
$500 million but less than $1 billion	0.590%
$1 billion but less than $2.5 billion	0.575%
$2.5 billion but less than $5 billion	0.560%
$5 billion and over	0.545%

The effective annual rate of investment advisory and administrative fee paid to EVM during the Funds’ most recent fiscal year, based on average daily net assets of the Multisector Income Fund and Multi-Asset Credit Fund, was 0.55% and 0.36%, respectively (prior to September 15, 2018, Multi-Asset Credit Fund invested primarily in other funds managed by EVM and its affiliates and paid advisory and administrative fees only on the portion of Fund assets that were not invested in shares of other funds). EVM pays Eaton Vance Advisers International Ltd. (“EVAIL”), a wholly owned subsidiary of EVM, a portion of its fees for sub-advisory services provided to Multi-Asset Credit Fund. EVM will also enter into a fee reduction agreement with EVAIL upon the Reorganization with fee reductions that correspond to those in the advisory and administrative fee reduction agreement.

7

Multi-Asset Credit Fund, with net assets at April 30, 2019 of approximately $34.7 million, is smaller than Multisector Income Fund, which had net assets at April 30, 2019 of approximately $374.0 million.

As shown under “Fund Fees and Expenses” above, the pro forma Total Annual Fund Operating Expenses (after expense reimbursement) of the Combined Fund are expected to be approximately 0.02% lower (0.01% lower for Class R6 shares) than Multisector Income Fund’s Total Annual Fund Operating Expenses. In comparing the Funds’ and the estimated Combined Fund’s expenses, the Trustees considered that Multisector Income Fund generally has experienced net asset declines over the last four years, with net assets decreasing from approximately $1.8 billion as of October 31, 2014 to approximately $374 million as of April 30, 2019. The decrease in Multisector Income Fund’s net assets has resulted in an increase in its total expense ratio over such period, which for Class I shares was 0.71% of average net assets for the year ended October 31, 2018 and 0.76% of average net assets for the six months ended April 30, 2019 (annualized). Multi-Asset Credit Fund, unlike Multisector Income Fund, is subject to an expense reimbursement agreement such that if its assets, including the assets attributable to the Multisector Income Fund, were to decline during the term of the expense reimbursement agreement, former Multisector Income Fund shareholders will be protected from the risk of additional increases in expenses that can be caused by spreading fixed expenses over a smaller asset base.

As described below under “Impact on Eaton Vance”, the Trustees considered that each Fund has the same investment adviser (EVM), and that Multi-Asset Credit Fund also has a sub-adviser, EVAIL, while Multisector Income Fund does not. Kelley Baccei (since June 2019 and March 2019 with respect to Multisector Income Fund and Multi-Asset Credit Fund, respectively), Justin Bourgette (since June 2019 and October 2011 with respect to Multisector Income Fund and Multi-Asset Credit Fund, respectively) and John Redding of EVM (since June 2019 and September 2018 with respect to Multisector Income Fund and Multi-Asset Credit Fund, respectively) manage each Fund (along with Jeffrey Mueller of EVAIL for Multi-Asset Credit Fund since December 2018). After the Reorganization, EVM and EVAIL will continue to serve as investment adviser and investment sub-adviser, respectively, to Multi-Asset Credit Fund and the portfolio managers will remain the same as before the Reorganization.

·	Costs of the Reorganization. The costs of the Reorganization, including legal services, printing, mailing and solicitation costs are estimated to be approximately $180,000. This estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher. EVM has agreed to assume $75,000 of these costs and Multisector Income Fund will assume the remainder.

•	Tax Consequences. Multisector Income Fund expects to obtain an opinion of counsel substantially to the effect that, although the matter is not free from doubt, the Reorganization will be treated as a tax-free reorganization pursuant to Section 368(a) of the Code. Accordingly, no gain or loss is expected to be recognized by Multisector Income Fund or its shareholders as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s Multisector Income Fund shares are expected to carry over to the Multi-Asset Credit Fund shares the shareholder receives in the Reorganization. As of their most recent fiscal year end, October 31, 2018, Multisector Income Fund and Multi-Asset Credit Fund had capital loss carryforwards of $184.5 million and $3.3 million, respectively. Multisector Income Fund and Multi-Asset Credit Fund had projected capital loss carryforwards of approximately $195.3 million and $3.1 million, respectively, as of April 30, 2019. Multisector Income Fund has projected net unrealized losses of approximately $21.4 million, whereas Multi-Asset Credit Fund has projected net unrealized gains of approximately $366,809 as of April 30, 2019. Because Multi-Asset Credit Fund’s net assets will be less than Multisector Income Fund’s net assets at the Reorganization date, the utilization of Multi-Asset Credit Fund’s capital loss carryforwards with respect to investments acquired from Multisector Income Fund will be subject to an annual limitation. The annual limitation is determined by multiplying the NAV of Multi-Asset Credit Fund at the time of the Reorganization by a published Internal Revenue Service rate. Shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. For more information, see “Information About the Reorganization – Federal Income Tax Consequences.”

8

•	Relative Performance. The average annual total return of Multi-Asset Credit Fund exceeded that of Multisector Income Fund for the one-year, five-year and since-inception periods ended April 30, 2019. Multisector Income Fund outperformed Multi-Asset Credit Fund for the three-year period ended April 30, 2019. Multi-Asset Credit Fund adopted its current investment strategy on September 15, 2018. Prior to September 15, 2018, Multi-Asset Credit Fund was called Eaton Vance Multi-Strategy All Market Fund and operated as a “fund-of-funds”, investing primarily in other investment companies managed by EVM and its affiliates that invested in various asset classes, and operated in accordance with different investment policies. This change in Multi-Asset Credit Fund’s investment strategy may impact its returns going forward. For the period from September 15, 2018 through June 28, 2019, Multi-Asset Credit Fund outperformed Multisector Income Fund. Given that Multi-Asset Credit Fund’s performance history under its current principal investment strategy is limited, the Trustees also considered the overall performance, volatility and risk-adjusted returns of a non-fund institutional separate account composite managed pursuant to this strategy (“Multi-Asset Composite”) since June 30, 2016, as compared to those of a non-fund institutional separate account composite managed pursuant to Multisector Income Fund’s strategy (“Multisector Composite”) during the same period, and noted that, for the three-year period ended June 30, 2019, the Multi-Asset Composite experienced less volatility than (as measured by Sharpe ratio) and slightly outperformed the Multisector Composite. See “Information about the Reorganization – Performance Information” for additional information.

•	Economies of Scale. The Reorganization is expected to provide Multisector Income Fund shareholders with lower per-share expenses and an opportunity to benefit from greater potential economies of scale that may be realized by combining the Funds’ assets in the Reorganization.

•	No Dilution. After the Reorganization, each former shareholder of Multisector Income Fund will own shares of Multi-Asset Credit Fund equal to the aggregate value of his or her shares of Multisector Income Fund immediately prior to the Reorganization. Because shares of Multi-Asset Credit Fund will be issued at the Fund’s per share NAV in exchange for the assets of Multisector Income Fund, that, net of the liabilities of Multisector Income Fund assumed by Multi-Asset Credit Fund, will equal the aggregate value of those shares, the net asset value per share of Multi-Asset Credit Fund will be unchanged. Thus, the Reorganization will not result in any dilution to the interests of the existing shareholders of either Fund.
•	Terms of the Plan. The Trustees considered the terms and conditions of the Plan and the costs associated with the Reorganization.

•	Impact on Eaton Vance. EVM serves as investment adviser and administrator of each Fund. EVAIL serves as investment sub-adviser to Multi-Asset Credit Fund. Multisector Income Fund does not have a sub-adviser.

Kelley G. Baccei, Justin H. Bourgette and John Redding of EVM currently manage each Fund, along with Jeffrey D. Mueller of EVAIL with respect to Multi-Asset Credit Fund only. After the Reorganization, EVM and EVAIL will continue to serve as investment adviser and investment sub-adviser, respectively, to Multi-Asset Credit Fund, and Ms. Baccei and Messrs. Bourgette, Redding and Mueller will continue to serve as Multi-Asset Credit Fund’s portfolio managers. EVM and its affiliates will collect advisory and administration services, distribution and service fees on Multisector Income Fund’s assets acquired by Multi-Asset Credit Fund in the Reorganization. In the case of the advisory and administration services fees, EVM, pursuant to the fee reduction for Multi-Asset Credit Fund effective upon the Reorganization, will collect fees from Multi-Asset Credit Fund assets at the same fee rates applicable to Multisector Income Fund, which is a total of 0.55% annually at current net asset levels. The Reorganization is expected to result in savings to EVM and EVAIL (together, “Eaton Vance”) resulting from the management of one Combined Fund rather than two separate Funds, and expected reductions in EVM’s obligations under its agreement to reimburse expenses of Multi-Asset Credit Fund. Specifically, as a result of the Reorganization, due to increased assets in Multi-Asset Credit Fund, Eaton Vance’s reimbursement of Multi-Asset Credit Fund under the expense reimbursement agreement is expected to decrease by approximately $100,000 this year at current net asset levels.

•	Positioning and Trading Costs. If the Reorganization is approved by Multisector Income Fund’s shareholders and prior to consummation of the Reorganization, EVM expects to reposition Multisector Income Fund’s portfolio to more closely align with the investment preferences, policies and restrictions of Multi-Asset Credit Fund and its portfolio managers. This repositioning will include a disposition of at least 25% of Multisector Income Fund’s investment grade holdings to acquire non-investment grade bonds and loans. Other Multisector Income Fund investments also may be
9

sold. The costs of these transactions will be borne by Multisector Income Fund and are estimated to equal approximately 0.10% of Multisector Income Fund’s net assets at the time of the transactions. Multisector Income Fund is expected to have sufficient capital loss carryforwards to offset any capital gains generated from the repositioning. In addition to repositioning, the portfolio managers expect that in the ordinary course of managing the Combined Fund and in response to redemption activity, the portfolio’s composition may also change over time and some of the securities acquired from Multisector Income Fund may be sold in the ordinary course. The Trustees considered such trading costs in the context of the other information and factors, including the alternatives (described below), that the Trustees evaluated in determining to approve the Reorganization.

•	Alternatives. The Trustees considered EVM’s recommendation that the Reorganization provides a better course of action for Multisector Income Fund than other options, such as liquidation, changing the existing investment strategies or reorganizing Multisector Income Fund into a different Eaton Vance fund. In this regard, the Trustees noted, and gave appropriate weight to, information from EVM that it did not plan, in the immediate term, to continue the investment strategy that is currently employed by Multisector Income Fund. If the Reorganization is not approved by shareholders, the Trustees will consider what other actions, if any, may be taken with respect to the Multisector Income Fund.

The Trustees of Special Investment Trust believe that the proposed Reorganization is in the best interest of Multisector Income Fund and recommends that Multisector Income Fund’s shareholders vote “FOR” the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

At a meeting held on July 18, 2019, the Boards of Mutual Funds Trust and Special Investment Trust each approved the Plan in the form set forth as Appendix A to this Proxy Statement/Prospectus. The following summary of the Plan is not intended to be a complete statement of all material features of the Plan and is qualified in its entirety by reference to the full text of the Plan attached hereto as Appendix A.

Agreement and Plan of Reorganization. The Plan provides that, at the Closing, Special Investment Trust shall transfer all of the assets of Multisector Income Fund and assign all of its liabilities to Multi-Asset Credit Fund, and Multi-Asset Credit Fund shall acquire such assets and shall assume such liabilities upon delivery by Multi-Asset Credit Fund to Multisector Income Fund on the Closing Date of Class A, Class C, Class I and Class R6 shares (including, if applicable, fractional shares) of Multi-Asset Credit Fund. The value of Class A, Class C, Class I and Class R6 shares issued to Multisector Income Fund by Multi-Asset Credit Fund will be the same as the value of Multisector Income Fund Class A and Class R, Class C, Class I and Class R6 shares outstanding on the Closing Date. Multi-Asset Credit Fund shares received by Multisector Income Fund will be distributed to Multisector Income Fund’s shareholders in complete liquidation of Multisector Income Fund, and holders of Multisector Income Fund’s Class A, Class C, Class I and Class R6 shares will receive the corresponding class of Multi-Asset Credit Fund shares equal in value to those of Multisector Income Fund held by such shareholders of Multisector Income Fund. Holders of Class R shares of Multisector Income Fund will receive Class A shares of Multi-Asset Credit Fund at NAV equal in value to those of Multisector Income Fund held by such shareholders of Multisector Income Fund. At or prior to the Closing, Multisector Income Fund shall declare a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing to Multisector Income Fund’s shareholders all of Multisector Income Fund’s investment company taxable income (computed without regard for the deduction for dividends paid), net tax-exempt interest income, and net capital gain, if any, realized (after reduction for any available capital loss carryforwards) in all taxable years ending at or prior to the Closing.

At, or as soon as practicable after, the Closing, Multisector Income Fund shall liquidate and distribute pro rata to its shareholders of record on the Closing Date the full and fractional Multi-Asset Credit Fund Class A, Class C, Class I and Class R6 shares equal in value to Multisector Income Fund’s shares exchanged. Such liquidation and distribution will be accomplished by the establishment of shareholder accounts on the share records of Multi-Asset Credit Fund in the name of each shareholder of Multisector Income Fund, representing the respective pro rata number of full and fractional Multi-Asset Credit Fund Class A, Class C, Class I and Class R6 shares due to such shareholder. All of Multi-Asset Credit Fund’s future distributions attributable to the shares issued in the Reorganization will be paid to shareholders in cash or invested in additional shares of Multi-Asset Credit Fund at the price in effect as described in Multi-Asset Credit Fund’s prospectus on the respective payment dates in accordance with instructions previously given by the shareholders to the Fund’s transfer agent.

10

The consummation of the Plan is subject to the conditions set forth therein. Notwithstanding approval by shareholders of Multisector Income Fund, the Plan may be terminated at any time prior to the consummation of the Reorganization without liability on the part of either party or its respective officers, trustees or shareholders, by either party on written notice to the other party if certain specified representations and warranties or conditions have not been performed or do not exist on or before [April 30], 2020. The Plan may be amended by written agreement of its parties without approval of shareholders and a party may waive without shareholder approval any default by the other or any failure to satisfy any of the conditions to its obligations; provided, however, that following the Special Meeting, no such amendment or waiver may have the effect of changing the provision for determining the number of Multi-Asset Credit Fund shares to be issued to Multisector Income Fund’s shareholders to the detriment of such shareholders without their further approval.

Costs of the Reorganization. The costs of the Reorganization, including printing, mailing and solicitation costs, are estimated to be approximately $180,000. This estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher. EVM has agreed to assume $75,000 of these costs and Multisector Income Fund will assume the remainder.

Description of Multi-Asset Credit Fund Shares. Full and fractional Class A, Class C, Class I and Class R6 shares of Multi-Asset Credit Fund will be distributed to Multisector Income Fund’s shareholders in accordance with the procedures under the Plan as described above. The rights and preferences of each Class of Multi-Asset Credit Fund are the same as the corresponding Class of Multisector Income Fund. Each Multi-Asset Credit Fund share will be fully paid, non-assessable when issued and transferable without restrictions and will have no preemptive or cumulative voting rights and have only such conversion or exchange rights as the Trustees may grant in their discretion.

Discontinuation of Sales of Multisector Income Fund Shares. On [August 14], 2019, Multisector Income Fund discontinued sales of its shares, except shares purchased by: (1) existing shareholders (including those who acquire shares through the reinvestment of dividends and distributions and those who received shares in connection with a reorganization); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected it prior to the close of business on [August 14], 2019.

Federal Income Tax Consequences. It is expected that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).  Mutual Funds Trust, on behalf of Multi-Asset Credit Fund, and Special Investment Trust, on behalf of Multisector Income Fund, each expect to receive an opinion from Ropes & Gray LLP to the effect that, although the matter is not free doubt, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

i.	The acquisition by Multi-Asset Credit Fund of substantially all of Multisector Income Fund’s assets solely in exchange for the issuance of Multi-Asset Credit Fund shares to Multisector Income Fund and the assumption of all of Multisector Income Fund’s liabilities by Multi-Asset Credit Fund, followed by the distribution by Multisector Income Fund, in liquidation of Multisector Income Fund, of Multi-Asset Credit Fund shares to Multisector Income Fund shareholders in exchange for their Multisector Income Fund shares and the termination of Multisector Income Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

ii.	Under Sections 361 and 357 of the Code, Multisector Income Fund will not recognize any gain or loss upon the transfer of all of its assets to Multi-Asset Credit Fund pursuant to the Plan in exchange solely for shares of Multi-Asset Credit Fund and the assumption by Multi-Asset Credit Fund of the liabilities of Multisector Income Fund, or upon the distribution of the Multi-Asset Credit Fund shares by Multisector Income Fund to its shareholders in liquidation of Multisector Income Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Multisector Income Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
11

iii.	Under Section 354 of the Code, Multisector Income Fund shareholders will not recognize any gain or loss upon the exchange of their Multisector Income Fund shares for the Multi-Asset Credit Fund shares;

iv.	Under Section 358 of the Code, the aggregate basis in the Multi-Asset Credit Fund shares that Multisector Income Fund shareholders receive in exchange for their Multisector Income Fund shares will be the same as the aggregate basis of the Multisector Income Fund shares exchanged therefor;

v.	Under Section 1223(1) of the Code, a Multisector Income Fund shareholder’s holding period for Multi-Asset Credit Fund shares received pursuant to the Plan will include the shareholder’s holding period for the Multisector Income Fund shares exchanged therefor, provided that the shareholder held the Multisector Income Fund shares as capital assets on the date of the exchange;

vi.	Under Section 1032 of the Code, Multi-Asset Credit Fund will not recognize any gain or loss upon the receipt of the assets of Multisector Income Fund solely in exchange for Multi-Asset Credit Fund shares and the assumption by the Multi-Asset Credit Fund of the liabilities of Multisector Income Fund;

vii.	Under Section 362(b) of the Code, Multi-Asset Credit Fund’s tax basis in the assets of Multisector Income Fund will be the same as Multisector Income Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above;

viii.	Under Section 1223(2) of the Code, the holding period of each asset of Multisector Income Fund in the hands of Multi-Asset Credit Fund, other than certain assets with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by Multisector Income Fund; and

ix.	Multi-Asset Credit Fund will succeed to and take into account the items of Multisector Income Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

No tax ruling has been requested from the IRS in connection with the Reorganization. The tax opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position. It is possible that the Reorganization may fail to satisfy all of the requirements necessary to qualify as a tax-free reorganization, in which event the transaction will nevertheless proceed on a taxable basis. In this event, the Reorganization will result in the recognition of gain or loss to Multisector Income Fund’s shareholders in the amount equal to the difference between their tax basis in their Multisector Income Fund shares, and the NAV of shares of Multi-Asset Credit Fund received in the Reorganization. Shareholders of Multisector Income Fund would, in the event of a taxable transaction, receive a new tax basis in the shares they receive of Multi-Asset Credit Fund (initially equal to their value at the time of the Reorganization) for calculation of gain or loss upon their ultimate disposition and would start a new holding period for such shares.

A Funds’ ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, “pre-acquisition losses” of either Multi-Asset Credit Fund or Multisector Income Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, Multisector Income Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of the Multi-Asset Credit Fund for the taxable year of the Reorganization that is equal to the portion of the Multi-Asset Credit Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

12

In addition, the combined fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of the Multi-Asset Credit Fund and the Multisector Income Fund at the time of the Reorganization (including as affected by the rules set forth above). Therefore, the shareholders of Multisector Income Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Multi-Asset Credit Fund’s assets, as well as any taxable gains realized by Multi-Asset Credit Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by Multi-Asset Credit Fund. As a result, shareholders of Multisector Income Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. Any pre-acquisition losses of Multisector Income Fund, if any (whether realized or unrealized), remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses, if any, to Multisector Income Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the effect of the rules described above will depend on factors that are currently unknown, such that this effect cannot be calculated precisely prior to the Reorganization.

Shareholders should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders should also consult their tax advisers as to state and local tax consequences, if any.

Capitalization. The following table (which is unaudited) sets forth the capitalization of Multisector Income Fund and Multi-Asset Credit Fund as of June 30, 2019 and on a pro forma basis as of that date giving effect to the proposed acquisition of assets of Multisector Income Fund at NAV.

	Net Assets	Net Asset Value per Share	Shares Outstanding
Multisector Income Fund
Class A	$52,395,401	$10.36	5,057,295
Class C	63,273,646	10.33	6,122,558
Class I	224,873,993	10.36	21,704,575
Class R	1,994,434	10.35	192,791
Class R6	22,082,891	10.37	2,130,241
Total	364,620,365		35,207,460

Multi-Asset Credit Fund
Class A	1,133,532	10.77	105,252
Class C	362,172	10.78	33,592
Class I	37,274,898	10.80	3,452,838
Class R6	-	0	-
Total	38,770,602		3,591,682
13

	Net Assets	Net Asset Value per Share	Shares Outstanding
Pro Forma Adjustment
Class A*†	1,978,772	0.00	(8,625)
Class C*	(18,221)	0.00	(254,708)
Class I*	(64,758)	0.00	(888,905)
Class R* †	(1,994,434)	0.00	(192,791)
Class R6*	(6,359)	0.00	(86,118)
Total	(105,000)		(1,431,147)
Pro Forma Combined After Reorganization
Class A	55,507,705	10.77	5,153,922
Class C	63,617,597	10.78	5,901,442
Class I	262,084,133	10.80	24,268,508
Class R6	22,076,532	10.80	2,044,123
Total	403,285,967		37,367,995

* The costs of the Reorganization, including legal, printing, mailing and solicitation costs are estimated at approximately $180,000. This estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher. EVM has agreed to assume $75,000 of these costs and Multisector Income Fund will assume the remainder.

† In the Reorganization, holders of Class R shares of Multisector Income Fund will receive Class A shares of Multi-Asset Credit Fund at NAV.

Performance Information. The following bar charts and tables provide some indication of the risks of investing in each Fund by showing how the Fund’s average annual returns over time compare with those of broad-based securities market indexes and blended index. The returns in the bar chart are for Class A shares of each Fund. The returns in the bar chart do not reflect a sales charge. If the sales charge was reflected, the returns would be lower. Past performance (both before and after taxes) is not necessarily an indication of how each Fund will perform in the future. The Funds’ performance reflects the effect of expense reductions for certain periods. Absent these reductions, performance for certain periods would have been lower. Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Multi-Asset Credit Fund adopted its current investment strategy on September 15, 2018. Prior to September 15, 2018, Multi-Asset Credit Fund was called Eaton Vance Multi-Strategy All Market Fund and operated as a “fund-of-funds”, investing primarily in other investment companies managed by EVM and its affiliates that invested in various asset classes, and operated in accordance with different investment policies. This change in Multi-Asset Credit Fund’s investment strategy may impact its returns going forward.

14

Multisector Income Fund

During the period from December 31, 2013 to December 31, 2018, the highest quarterly total return for Class A was 6.74% for the quarter ended June 30, 2016, and the lowest quarterly return was -12.54% for the quarter ended September 30, 2015.

Multi-Asset Credit Fund

During the period from December 31, 2011 through December 31, 2018, the highest quarterly total return for Class A was 3.44% for the quarter ended March 31, 2017, and the lowest quarterly return was -4.74% for the quarter ended September 30, 2015.

Multisector Income Fund
Average Annual Total Return as of April 30, 2019	One Year	Three Years	Five Years	Life of Fund
Class A Return Before Taxes	-3.88%	5.28%	1.17%	3.17%
Class A Return After Taxes on Distributions	-5.37%	3.98%	-0.03%	1.91%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-2.12%	3.69%	0.40%	1.97%
Class C Return Before Taxes	-0.83%	6.26%	1.41%	3.28%
Class I Return Before Taxes	1.16%	7.29%	2.42%	4.23%
Class R Return Before Taxes	0.67%	6.73%	1.92%	3.78%
Class R6 Return Before Taxes	1.23%	7.38%	2.50%	4.30%
Bloomberg Barclays U.S. Government/Credit Bond Index (reflects no deductions for fees, expenses or taxes)	5.43%	1.98%	2.63%	2.29%
ICE BofAML U.S. High Yield Index (reflects no deductions for fees, expenses or taxes)	6.71%	7.77%	4.84%	5.44%
Blended Index (reflects no deductions for fees, expenses or taxes)*	5.92%	4.00%	3.44%	3.42%

* The Blended Index consists of 65% Bloomberg Barclays U.S. Government/Credit Bond Index and 35% ICE BofAML U.S. High Yield Index, rebalanced monthly.

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Class A and Class I commenced operations on January 31, 2013. The Class C and Class R performance shown above for the periods prior to August 20, 2013 and November 12, 2014 (commencement of operations for each class, respectively) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the classes. The Class R6 performance shown above for the period prior to November 12, 2014 (commencement of operations) is the performance of Class I shares at net asset value without adjustment for any differences in the expenses of the two classes. If adjusted for such differences, returns would be different. ICE® BofAML® indices are not for redistribution or other uses; provided “as is,” without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

15

Multi-Asset Credit Fund
Average Annual Total Return as of April 30, 2019	One Year	Three Years	Five Years	Life of Fund
Class A Return Before Taxes	-1.32%	4.10%	3.27%	3.35%
Class A Return After Taxes on Distributions	-2.57%	3.00%	2.11%	2.19%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	-0.80%	2.73%	2.04%	2.12%
Class C Return Before Taxes	2.37%	5.20%	3.59%	3.31%
Class I Return Before Taxes	4.42%	6.28%	4.64%	4.36%
S&P/LSTA Leveraged Loan Index (reflects no deductions for fees, expenses or taxes)	4.24%	5.55%	3.93%	4.77%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	5.29%	1.90%	2.57%	2.49%
MSCI ACWI Index (reflects net dividends, which reflect the deduction of withholding taxes)	5.06%	11.36%	6.96%	9.48%
Blended Index (reflects no deductions for fees, expenses or taxes)*	5.40%	6.63%	4.50%	5.91%

* The blended index consists of 50% S&P/LSTA Leveraged Loan Index and 50% ICE BofAML Developed Markets High Yield ex-Subordinated Financials Index, hedged to the U.S. dollar, rebalanced monthly.

These returns reflect the maximum sales charge for Class A (4.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class C. Class A, Class C and Class I commenced operations on October 31, 2011. Multi-Asset Credit Fund adopted its current investment strategy on September 15, 2018. Prior to September 15, 2018, Multi-Asset Credit Fund was called Eaton Vance Multi-Strategy All Market Fund and operated as a “fund-of-funds”, investing primarily in other investment companies managed by EVM and its affiliates that invested in various asset classes, and operated in accordance with different investment policies. Effective September 15, 2018, the Fund changed its primary benchmark to the S&P/LSTA Leveraged Loan Index to reflect the Fund’s revised investment strategy.

(Source for the MSCI ACWI Index returns: MSCI). MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not approved this data and has no liability hereunder. ICE® BofAML® indices are not for redistribution or other uses; provided “as is,” without warranties, and with no liability. Eaton Vance has prepared this report and ICE Data Indices, LLC does not endorse it, or guarantee, review, or endorse Eaton Vance’s products. BofAML® is a licensed registered trademark of Bank of America Corporation in the United States and other countries. Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

16

HOW DO THE INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND POLICIES OF MULTISECTOR INCOME FUND COMPARE TO THOSE OF

MULTI-ASSET CREDIT FUND?

Below is a summary comparing the investment objectives, principal investment strategies and policies of Multisector Income Fund and Multi-Asset Credit Fund. Each Fund’s current prospectus contains a detailed discussion of each Fund’s respective investment strategies and other investment policies.

	Multisector Income Fund	Multi-Asset Credit Fund
Inception Date	1/31/2013	10/31/2011
Investment Objective	Total return
80% Policy

Invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds and other income instruments.

“Bonds and other income instruments” include corporate bonds and other fixed-income securities, senior and junior loans, U.S. Government securities, commercial paper, mortgage-related securities (including commercial mortgage-backed securities (“CMBS”), mortgage dollar rolls and collateralized mortgage obligations (“CMOs”)) and other asset-backed securities (“ABS”) (including collateralized debt obligations (“CDOs”)), zero-coupon securities, when-issued securities, forward commitments, repurchase agreements, reverse repurchase agreements, foreign debt securities (including those issued by companies domiciled in emerging market countries), sovereign debt (including debt issued by emerging market countries), obligations of supranational entities, structured notes, municipal obligations, private placements, inflation-indexed bonds and convertible securities and other hybrid securities (other than preferred stock).

Invests at least 80% of its net assets (plus any borrowings for investment purposes) in credit-related investments. “Credit-related investments” are fixed income, variable rate, and floating-rate debt investments as well as derivatives that provide exposure to such investments.

May invest in debt instruments of U.S. and non-U.S. issuers (including those located in emerging markets), including corporate bonds and other fixed or floating-rate securities, senior and junior loans, U.S. Government securities, commercial paper, mortgage-related securities (including CMBS, mortgage dollar rolls and CMOs) and other ABS (including collateralized loan obligations (“CLOs”) and CDOs), zero-coupon securities, when-issued securities, forward commitments, repurchase agreements, reverse repurchase agreements, foreign debt securities, sovereign debt, obligations of supranational entities, structured notes, municipal obligations, private placements, inflation-indexed bonds and convertible securities and other hybrid securities.

17

Other Investment Policies and Restrictions

May invest in income instruments of any maturity.

May invest up to 35% of its net assets in bonds and other income instruments rated below investment grade.[3]

Permitted to hedge currency fluctuations, but not required to do so.

May invest up to 20% of its net assets in common stocks and other equity securities, including preferred stock and equity securities of smaller and mid-sized companies, publicly-traded real estate investment trusts (“REITs”) and foreign equity securities.

May engage in derivatives transactions, including futures contracts, options contracts, forward foreign currency exchange contracts, credit-linked notes, interest rate swaps, total return swaps, inflation swaps, credit default swaps and swaptions. The Fund expects to principally use derivatives to hedge against fluctuations in currency exchange rates and to manage interest rate and credit risk or otherwise for investment purposes. There is no stated limit on the Fund’s use of derivatives.

The market value of derivatives that have characteristics similar to bonds or other income instruments will be included with bonds and other income instruments for purposes of the Fund’s 80% policy and 35% policy.

May hold cash and may invest in money market instruments.

 No similar principal investment strategy, but permitted to invest up to 5% of total assets in exchange-traded funds (“ETFs”).

May invest in debt instruments of any maturity.

Expects to invest at least 60% of net assets in corporate credit instruments (high yield bonds and floating-rate loans) rated below investment grade[3] (but no more than 25% of total assets in securities or instruments rated lower than B- by S&P or lower than B3 by Moody’s or by Fitch).

Seeks to hedge currency risk associated with its foreign investments

May invest in preferred stock and may own other equity securities that are part of a financial restructuring of a Fund investment.

May use derivatives to seek to enhance total return; to hedge against fluctuations in securities prices, interest rates or currency exchange rates; to change the effective duration of its portfolio; to manage certain investment risks; and/or as a substitute for the purchase or sale of securities or currencies. The Fund may engage in futures, options on futures contracts, forward foreign currency exchange contracts, interest rate swaps, credit default swaps and total return swaps. There is no stated limit on the Fund’s use of derivatives. The Fund expects to invest in derivatives primarily to hedge currency exposure through the use of forward foreign currency exchange contracts and futures contracts. The Fund may also use derivative instruments for cash management purposes or to gain long exposure to single issuers or the broader market.

No similar principal investment strategy, but permitted to hold cash and invest in money market instruments.

May invest in ETFs to manage cash positions or seek exposure to certain markets or market sectors. The Fund may invest in certain ETFs beyond the limits under the Investment Company Act of 1940, subject to certain terms and conditions.

 [3]    Rated lower than BBB by S&P Global Ratings (“S&P”) or by Fitch Ratings (“Fitch”) or lower than Baa by Moody’s Investors Service, Inc. (“Moody’s”) and in unrated instruments determined by the investment adviser to be of below investment grade quality. If an instrument is rated differently by two or more rating agencies, the highest rating is used.

18

Buy/Sell Strategy	Investment adviser employs a bottom-up, research-driven and value-oriented approach that generally seeks to identify pricing anomalies that occur due to both technical and fundamental factors, including the financial strength of issuers, current interest rates, current valuations, the interest rate sensitivity of investments and the investment adviser’s interest rate expectations, the stability and volatility of a country’s bond markets, and expectations regarding general trends in global economies and currencies. In selecting securities, the investment adviser generally seeks issuers with attractive valuations and improving fundamentals. The portfolio managers have broad discretion to invest across asset classes, sectors and geographies and the Fund may at times have significant exposure to a specific asset class, sector or region. The investment adviser may sell a security when the investment adviser’s price objective for the security is reached, the fundamentals of the company deteriorate or to pursue more attractive investment options. The investment adviser also considers how purchasing or selling an investment would impact the overall portfolio’s potential return (income and capital gains) and risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) on both a benchmark-relative and absolute return basis, and may include allocations to securities outside the benchmark. For its equity investments, the Fund primarily seeks dividend-paying stocks of companies that the investment adviser believes to have strong fundamentals and attractive valuations. The investment adviser generally selects individual securities with an investment horizon of two to five years. The Fund’s returns are expected to be more volatile than those of its benchmark.

Portfolio managers employ top-down asset allocation based risk factor analysis, coupled with a bottom-up research driven approach. This top-down analysis includes macro-economic, fundamental and valuation analysis to determine the regional, asset, sector and duration positioning which the portfolio management team believes offers strong forward looking risk adjusted returns over a market cycle. This includes analyzing not just a base case but potential upside and downside skew in an investment. The bottom-up security selection emphasizes the financial strength of issuers, current interest rates, current valuations, the interest rate sensitivity of investments and the portfolio managers’ interest rate expectations, the stability and volatility of a country’s bond markets, and expectations regarding general trends in global economies and currencies. Investments are selected on the basis of the investment adviser’s and sub-adviser’s internal research and ongoing credit analysis. The portfolio managers monitor the credit quality and price of the securities and other eligible investments for the Fund. Although the investment adviser and sub-adviser consider ratings when making investment decisions, they generally perform their own credit and investment analysis and do not rely primarily on the ratings assigned by the rating services. In evaluating the quality of particular securities, whether rated or unrated, the portfolio managers will normally take into consideration, among other things, the issuer’s financial resources and operating history, its sensitivity to economic conditions and trends, the ability of its management, its debt maturity schedules and borrowing requirements, and relative values based on anticipated cash flow, interest and asset coverage, and earnings prospects. The portfolio managers generally select individual securities with an investment horizon of two to ten years. The portfolio managers will also consider how purchasing or selling an investment would impact the overall portfolio’s risk profile (for example, its sensitivity to currency risk, interest rate risk and sector-specific risk) and potential return (income and capital gains).

19

Diversification	Non-diversified
Credit Quality (4/30/19)	AAA – 18.2%% AA – 4.2% A – 9.7% BBB – 31.1% BB – 24.3% B – 9.8 CCC or Lower – 1.6% Not Rated – 1.1%	AAA – 0% AA – 0% A – 1.4% % BBB – 5.3 % BB – 46.8% B – 39.9% CCC or Lower – 4.5% Not Rated – 2.1%]
Investment Adviser and Administrator	EVM
Investment Sub-Adviser	None	EVAIL, 125 Old Broad Street, London, EC2N 1AR, United Kingdom
Portfolio Managers	Kelley G. Baccei Justin H. Bourgette John Redding	Kelley G. Baccei of EVM Justin H. Bourgette of EVM John Redding of EVM Jeffrey D. Mueller of EVAIL
Principal Underwriter	EVD
Fiscal Year-End	10/31

20

PRINCIPAL RISK FACTORS

As discussed above, the Funds have the same investment objective and similar investment strategies. As a result, each Fund is subject to substantially similar types of risks, as summarized below.

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political and financial events (whether real, expected or perceived) in the U.S. and global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as decreases or increases in short-term interest rates, could cause high volatility in markets. No active trading market may exist for certain investments, which may impair the ability of the Fund to sell or to realize the full value of such investments in the event of the need to liquidate such assets. Fixed-income markets may experience periods of relatively high volatility due to rising U.S. treasury yields which, in part, reflect the market’s expectations for higher U.S. economic growth and inflation.

Credit Risk. Investments in fixed income and other debt obligations, in the case of Multi-Asset Credit Fund, and bonds and other income instruments, in the case of Multisector Income Fund, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. Due to the possibility of an extended loan settlement process, the Fund may hold cash, sell investments or temporarily borrow from banks or other lenders to meet short-term liquidity needs, such as to satisfy redemption requests from Fund shareholders. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. (including loans to sovereign entities, in the case of Multi-Asset Credit Fund) may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Sovereign entities may be unable or unwilling to meet their obligations under a loan due to budgetary limitations or economic or political changes within the country. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

21

Interest Rate Risk. In general, the value of income securities will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Generally, securities with longer maturities are more sensitive to changes in interest rates than shorter maturity securities, causing them to be more volatile. Conversely, fixed income securities with shorter maturities will be less volatile but may provide lower returns than fixed income securities with longer maturities. In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less).

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Economic data as reported by sovereign entities may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a sovereign entity to restructure defaulted debt may be limited. Therefore, losses on sovereign defaults may far exceed the losses from the default of a similarly rated U.S. debt issuer.

Emerging Markets Investment Risk. Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market securities often involve greater risks than developed market securities.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Convertible and Other Hybrid Securities Risk. Convertible and other hybrid securities (including preferred and convertible instruments) generally possess certain characteristics of both equity and debt securities. In addition to risks associated with investing in income securities, such as interest rate and credit risks, hybrid securities may be subject to issuer-specific and market risks generally applicable to equity securities. Convertible securities may also react to changes in the value of the common stock into which they convert, and are thus subject to equity investing and market risks. A convertible security may be converted at an inopportune time, which may decrease the Fund’s return.

Preferred Stock Risk. Although preferred stocks represent an ownership interest in an issuer, preferred stocks generally do not have voting rights or have limited voting rights and have economic characteristics similar to fixed-income securities. Preferred stocks are subject to issuer-specific risks generally applicable to equity securities and credit and interest rate risks generally applicable to fixed-income securities. The value of preferred stock generally declines when interest rates rise and may react more significantly than bonds and other debt instruments to actual or perceived changes in the company’s financial condition or prospects.

U.S. Government Securities Risk. Although certain U.S. Government-sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Municipal Obligation Risk. The amount of public information available about municipal obligations is generally less than for corporate equities or bonds, meaning that the investment performance of municipal obligations may be more dependent on the analytical abilities of the investment adviser than stock or corporate bond investments. The secondary market for municipal obligations also tends to be less well-developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices. The differences between the price at which an obligation can be purchased and the price at which it can be sold may widen during periods of market distress. Less liquid obligations can become more difficult to value and be subject to erratic price movements. The increased presence of nontraditional participants (such as proprietary trading desks of investment banks and hedge funds) or the absence of traditional participants (such as individuals, insurance companies, banks and life insurance companies) in the municipal markets may lead to greater volatility in the markets because non-traditional participants may trade more frequently or in greater volume.

22

Inflation-Linked Investments Risk. Inflation-linked investments are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked investment tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-linked investments may vary widely and will fluctuate as the principal and interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked investment will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Fund’s investments in inflation-linked investments may lose value in the event that the actual rate of inflation is different from the rate of the inflation index.

Restricted Securities Risk. Unless registered for sale to the public under applicable federal securities law, restricted securities can be sold only in private transactions to qualified purchasers pursuant to an exemption from registration. The sale price realized from a private transaction could be less than the Fund’s purchase price for the restricted security. It may be difficult to identify a qualified purchaser for a restricted security held by the Fund and such security could be deemed illiquid. It may also be more difficult to value such securities.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying asset, rate, index or instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the asset, index, rate or instrument underlying the investment.

Risks of Repurchase Agreements and Reverse Repurchase Agreements. In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. In a repurchase agreement, such insolvency may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount equal to the repurchase price. In a reverse repurchase agreement, the counterparty’s insolvency may result in a loss equal to the amount by which the value of the securities sold by the Fund exceeds the repurchase price payable by the Fund; if the value of the purchased securities increases during such a delay, that loss may also be increased. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities sold to the counterparty or the securities which the Fund purchases with its proceeds from the agreement would affect the value of the Fund’s assets. As a result, such agreements may increase fluctuations in the net asset value of the Fund’s shares. Because reverse repurchase agreements may be considered to be a form of borrowing by the Fund (and a loan from the counterparty), they constitute leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

23

Zero-Coupon (And, in the case of Multi-Asset Credit Fund, Deep Discount) Bond Risk. Zero-coupon and, in the case of Multi-Asset Credit Fund, deep discount bonds, may experience greater volatility in market value due to changes in interest rates. The Fund accrues income on the discount amortization of these investments, which it is required to distribute each year. The Fund may be required to sell investments to obtain cash needed for income distributions.

Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Although certain mortgage- and asset-backed securities are guaranteed as to timely payment of interest and principal by a government entity, the market price for such securities is not guaranteed and will fluctuate. The purchase of mortgage- and asset-backed securities issued by non-government entities may entail greater risk than such securities that are issued or guaranteed by a government entity. Mortgage- and asset-backed securities issued by non-government entities may offer higher yields than those issued by government entities, but may also be subject to greater volatility than government issues and can also be subject to greater credit risk and the risk of default on the underlying mortgages or other assets. Investments in mortgage- and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. In the case of Multi-Asset Credit Fund, asset-backed securities represent interests in a pool of assets, such as home equity loans, commercial mortgage-backed securities (“CMBS”), automobile receivables or credit card receivables, and include collateralized loan obligations (“CLOs”) and stripped securities. Interests in collateralized loan obligations (“CLOs”) are split into two or more portions, called tranches, which vary in risk, maturity, payment priority and yield. Each CLO tranche is entitled to scheduled debt payments from the underlying loans and assumes the risk of a default by the underlying loans. The Multi-Asset Credit Fund will indirectly bear any management fees and expenses incurred by a CLO.

When-Issued and Forward Commitment Risk. Securities purchased on a when-issued or forward commitment basis are subject to the risk that when delivered they will be worth less than the agreed upon payment price.

Issuer Diversification Risk. The Fund is “non-diversified,” which means it may invest a greater percentage of its assets in the securities of a single issuer than a fund that is “diversified.” Non-diversified funds may focus their investments in a small number of issuers, making them more susceptible to risks affecting such issuers than a more diversified fund might be.

Money Market Instrument Risk. Money market instruments may be adversely affected by market and economic events, such as a sharp rise in prevailing short-term interest rates; adverse developments in the banking industry, which issues or guarantees many money market instruments; adverse economic, political or other developments affecting issuers of money market instruments; changes in the credit quality of issuers; and default by a counterparty.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Additional principal risks applicable to Multi-Asset Credit Fund, but not to Multisector Income Fund, are listed below. The Combined Fund will also be subject to these risks. For purposes of the following, the “Fund” refers to Multi-Asset Credit Fund and the Combined Fund only:

ETF Risk. ETFs are subject to the risks of investing in the underlying securities or other investments. ETF shares may trade at a premium or discount to net asset value and are subject to secondary market trading risks. In addition, the Fund will bear a pro rata portion of the operating expenses of an ETF in which it invests. Other pooled investment vehicles generally are subject to risks similar to those of ETFs.

24

Stripped Securities Risk. Stripped Securities (“Strips”) are usually structured with classes that receive different proportions of the interest and principal distributions from an underlying asset or pool of underlying assets. Classes may receive only interest distributions (interest-only “IO”) or only principal (principal-only “PO”). Strips are particularly sensitive to changes in interest rates because this may increase or decrease prepayments of principal. A rapid or unexpected increase in prepayments can significantly depress the value of IO Strips, while a rapid or unexpected decrease can have the same effect on PO Strips.

Portfolio Turnover Risk. The annual portfolio turnover rate of the Fund may exceed 100%. A mutual fund with a high turnover rate (100% or more) may generate more capital gains and may involve greater expenses (which may reduce return) than a fund with a lower rate. Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Multisector Income Fund is also subject to the following principal risks, which are not principal risks of Multi-Asset Credit Fund or the Combined Fund. For purposes of the following, the “Fund” refers to the Multisector Income Fund only:

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Smaller Company Risk. The stocks of smaller and mid-sized companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies. Such companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record. There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Real Estate Risk. Real estate investments are subject to risks associated with owning real estate, including declines in real estate values, increases in property taxes, fluctuations in interest rates, limited availability of mortgage financing, decreases in revenues from underlying real estate assets, declines in occupancy rates, changes in government regulations affecting zoning, land use, and rents, environmental liabilities, and risks related to the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. REITs must satisfy specific requirements for favorable tax treatment and can involve unique risks in addition to the risks generally affecting the real estate industry. Changes in underlying real estate values may have an exaggerated effect to the extent that investments are concentrated in particular geographic regions or property types.

Leverage Risk. Certain fund transactions may give rise to leverage. Leverage can result from a non-cash exposure to an asset, index, rate or instrument. Leverage can increase both the risk and return potential of the Fund. The Fund is required to segregate liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities. The loss on leveraged investments may substantially exceed the initial investment.

Sector Risk. Because the Fund may invest a significant portion of its assets in a specific asset class, sector or region, the value of Fund shares may be affected by events that adversely affect a particular asset class, sector or region and may fluctuate more than that of a fund that invests more broadly.

25

COMPARATIVE INFORMATION ON FUNDAMENTAL INVESTMENT POLICIES OF EACH FUND

Fundamental Investment Policies. The Funds have substantially similar fundamental investment policies, which are set forth in the table below. A “fundamental” investment policy is one that may not be changed without the approval of the holders of “a majority of the Fund’s outstanding voting securities.” This means the lesser of: (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting; or (b) more than 50% of the outstanding shares of the Fund. Any investment policy not explicitly identified as a fundamental policy may be amended or removed without a shareholder vote. If the Reorganization occurs, the Combined Fund will be subject to the fundamental investment policies of Multi-Asset Credit Fund.

Multisector Income Fund	Multi-Asset Credit Fund
The Fund may not borrow money or issue senior securities except as permitted by the 1940 Act.
The Fund may not purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin.	The Fund may not purchase any securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The deposit or payment by the Fund of initial, maintenance or variation margin in connection with all types of options and futures contract transactions is not considered the purchase of a security on margin.

The Fund may not underwrite or participate in the marketing of securities of others, except insofar as it may technically be deemed to be an underwriter in selling a portfolio security under circumstances which may require the registration of the same under the Securities Act of 1933.

The Fund may not purchase or sell real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.
The Fund may not make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements, (c) lending portfolio securities and (d) lending cash consistent with applicable law.

The Fund may not make loans to any person, except by (a) the acquisition of debt instruments and making portfolio investments, (b) entering into repurchase agreements, and (c) lending portfolio securities.

The Fund may not invest 25% or more of its assets in any particular industry or group of industries, but, if deemed appropriate for the Fund’s objective, up to (but less than) 25% of the value of its assets may be invested in securities of companies in any one industry (although more than 25% may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities).

The Fund may concentrate its investments in certain sectors, industries or types of obligations. Prior to concentrating its investments in a particular industry, the Fund will seek approval from shareholders to do so.
The Fund may purchase and sell commodities and commodities contracts of all types and kinds (including without limitation futures contracts, options on futures contracts and other commodities-related investments) to the extent permitted by law.

26

With respect to Multisector Income Fund, for purposes of determining industry classifications, EVM considers an issuer to be in a particular industry if a third party has designated the issuer to be in that industry, unless the investment adviser is aware of circumstances that make the third party’s classification inappropriate. In such a case, the investment adviser will assign an industry classification to the issuer.

With respect to Multi-Asset Credit Fund, there is no current intent to borrow money, except for the limited purposes described in the Fund’s prospectus or statement of additional information. In addition, electric utility companies, gas utility companies, integrated utility companies, telephone companies and water companies are considered separate industries. For purposes of the Multi-Asset Credit Fund’s investment restrictions, the value of bonds and other income instruments includes accrued but unpaid interest.

The 1940 Act currently permits investment companies to borrow money so long as there is 300% asset coverage of the borrowing (i.e., borrowings do not exceed one-third of the investment company’s total assets after subtracting liabilities other than the borrowings).

Notwithstanding its investment policies and restrictions, each Fund may, in compliance with the requirements of the 1940 Act, invest: (i) all of its investable assets in an open-end management investment company with substantially the same investment objective(s), policies and restrictions as the Fund; or (ii) in more than one open-end management investment company sponsored by Eaton Vance or its affiliates, provided any such company has investment objective(s), policies and restrictions that are consistent with those of the Fund.

In addition, to the extent a registered open-end investment company acquires securities of a fund in reliance on Section 12(d)(1)(G) under the 1940 Act, such acquired fund shall not acquire any securities of a registered open-end investment company in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) under the 1940 Act.

Non-Fundamental Investment Policies. If the Reorganization occurs, the Combined Fund will be subject to the non-fundamental investment policy (a policy that may be changed without shareholder approval) of Multi-Asset Credit Fund. A comparison of the non-fundamental investment policy of Multisector Income Fund and Multi-Asset Credit Fund is set forth below.

Multisector Income Fund	Multi-Asset Credit Fund
The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short.	The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time.

Whenever an investment policy or investment restriction set forth in this Proxy Statement/Prospectus states a requirement with respect to the percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund of such security or asset. Accordingly, unless otherwise noted, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the investment adviser if the security is not rated by a rating agency), will not compel a Fund to dispose of such security or other asset. However, the Fund must always be in compliance with the borrowing policy set forth above. If a Fund is required to reduce borrowings, it will do so within three days (excluding Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations.

27

Differences between Multisector Income Fund’s principal investment strategies, fundamental investment policies, non-fundamental investment policies and holdings and those of the Multi-Asset Credit Fund may expose Multisector Income Fund’s shareholders to new or increased risks. A comparison of the principal risks of investing in Multisector Income Fund and Multi-Asset Credit Fund is provided in “PRINCIPAL RISK FACTORS”, above.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

General. Multisector Income Fund is a series of Special Investment Trust and Multi-Asset Credit Fund is a series of Mutual Funds Trust. Each Trust is a Massachusetts business trust governed by Amended and Restated Declarations of Trust dated April 26, 2016, each as amended from time to time, and by applicable Massachusetts law. There are no material differences between the Trusts’ respective Declarations of Trust or By-Laws.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the trust, including its other series. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of the trust and other series of the trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the trust or the trustees. Indemnification out of the trust property for all losses and expenses of any shareholder held personally liable by virtue of his or her status as such for the obligations of the trust is provided for in each Declaration of Trust and By-Laws. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be remote because it is limited to circumstances in which the respective disclaimers are inoperative and the series would be unable to meet their respective obligations.

Copies of the Declaration of Trust and By-Laws may be obtained from each Trust upon written request at its principal office or from the Secretary of the Commonwealth of Massachusetts.

INFORMATION ABOUT THE FUNDS

Additional information about Multi-Asset Credit Fund and Multisector Income Fund is included in their Prospectuses and Statements of Additional Information (“SAIs”), which have been filed with the SEC and incorporated by reference herein. Copies may be obtained without charge by writing to Eaton Vance Distributors, Inc., Two International Place, Boston, MA 02110 or by calling 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time). The current Prospectus and SAI of each Fund, as may be supplemented, are also available on the Eaton Vance website (http://www.eatonvance.com/funddocuments).

You will find information about each Fund (including the SAI and shareholder reports) on the EDGAR Database on the SEC’s Internet site (www.sec.gov) or by electronic mail at publicinfo@sec.gov. The Trusts, on behalf of the Funds, are currently subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file proxy material, reports and other information with the SEC.

Householding. One Proxy Statement/Prospectus may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household proxy statements and/or obtain additional copies of the Proxy Statement/Prospectus by calling 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time) or writing to Eaton Vance Management, ATTN: Proxy Coordinator – Mutual Fund Services, Two International Place, Boston, Massachusetts 02110.

28

VOTING INFORMATION

What is the Vote Required to Approve the Proposal?

The affirmative vote of the holders of a majority of Multisector Income Fund’s outstanding shares, as defined in the 1940 Act, is required to approve the Plan. Such “majority” vote is the vote of the holders of the lesser of (a) 67% or more of the shares of Multisector Income Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) 50% of the outstanding shares of Multisector Income Fund. Shareholders of Multisector Income Fund’s Class A, Class C, Class I, Class R and Class R6 shares will vote together as a single group. Approval of the Plan by Multisector Income Fund shareholders is a condition of the consummation of the Reorganization.

How Do I Vote in Person?

If you do attend the Special Meeting and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. Please call Multisector Income Fund at 1-800-262-1122, Monday through Friday, 8:30 a.m. to 5:30 p.m. (Eastern Time) if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification and proof of share ownership.

How Do I Vote By Proxy?

Whether you plan to attend the Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided, or vote by telephone or over the Internet as explained on the proxy card. Returning the proxy card will not affect your right to attend the Special Meeting and vote.

If you properly fill in and sign your proxy card and send it to us in time to vote at the Special Meeting, your “proxy” (the individual named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” the proposal and in accordance with management’s recommendation on any other matters.

If you authorize a proxy, you may revoke it at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of Special Investment Trust before the Special Meeting that you have revoked your proxy; such notice must be in writing and sent to the Secretary of Special Investment Trust at the address set forth on the cover page of this Proxy Statement/Prospectus. In addition, although merely attending the Special Meeting will not revoke your proxy, if you are present at the Special Meeting you may withdraw your proxy and vote in person. Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

How Will Proxies be Solicited and Tabulated?

The expense of preparing, printing and mailing this Proxy Statement/Prospectus and enclosures and the costs of soliciting proxies on behalf of the Special Investment Trust’s Board are estimated to be approximately $130,000. Proxies will be solicited by mail and may be solicited in person or by telephone, facsimile or other electronic means by officers of Special Investment Trust, by personnel of Eaton Vance, by Multisector Income Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc., by broker-dealer firms or by a professional solicitation organization. Multisector Income Fund has retained [ ] to assist in the solicitation of proxies. [ ]’s fee is included in the total cost of the Reorganization, which is estimated to be approximately $180,000. The expenses of the Reorganization include expenses connected with the solicitation of this proxy and with any further proxies that may be solicited by Special Investment Trust’s officers, by Eaton Vance personnel, by the transfer agent, by broker-dealer firms or by [ ], in person, or by telephone, by telegraph, by facsimile or other electronic means. The estimate assumes a moderate level of solicitation activity. If a greater solicitation effort is required, the solicitation costs could be higher. EVM has agreed to assume $75,000 of these expenses and

29

Multisector Income Fund will assume the remainder. A written proxy may be delivered to Multisector Income Fund or its transfer agent prior to the Special Meeting by facsimile machine, graphic communication equipment or other electronic transmission. Banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, will be reimbursed for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

Shareholders also may choose to give their proxy votes through the Internet or by telephone rather than return their proxy cards. Please see the proxy card for details. Multisector Income Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If Multisector Income Fund records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or a telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by Multisector Income Fund, by the execution of a later-dated proxy card, by Multisector Income Fund’s receipt of a subsequent valid Internet or telephonic vote, or by attending the Special Meeting and voting in person.

All proxy cards solicited by the Board that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the Special Meeting, and which are not revoked, will be voted at the Special Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted “FOR” the matters specified on the proxy card. Abstentions will be treated as shares that are present at the Special Meeting, but which have not been voted. Accordingly, abstentions will assist Multisector Income Fund in obtaining a quorum, but may have the effect of a “NO” vote on the proposal.

How is a Quorum Determined and What Happens if There is an Adjournment?

What constitutes a quorum for purposes of conducting a valid shareholder meeting, such as the Special Meeting, is set forth in Special Investment Trust’s By-Laws. Under the By-Laws of such Trust, there must be present, in person or by proxy, the holders of one-third (1/3) of the then issued and outstanding shares of Multisector Income Fund which is necessary to establish a quorum.

If a quorum is not present at the Special Meeting, or if a quorum is present at the Special Meeting, but sufficient votes by shareholders of Multisector Income Fund in favor of the Proposal are not received by the Meeting Date, the persons named as proxies in the enclosed proxy card may propose to adjourn the meeting to permit further solicitation of proxies in favor of the proposal. A meeting, including the Special Meeting, may be adjourned one or more times without further notice than by announcement given at the meeting. Each such adjournment requires the affirmative vote of the holders of a majority of Multisector Income Fund’s shares that are present at the meeting, in person or by proxy. The persons named as proxies will vote for or against, or will abstain with respect to, adjournment in the same proportions they are authorized to vote for or against, or to abstain with respect to, the proposal.

THE TRUSTEES OF SPECIAL INVESTMENT TRUST, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMEND A VOTE “FOR” THE APPROVAL OF THE PLAN OF REORGANIZATION.

DISSENTERS RIGHTS

Neither the Declaration of Trust nor Massachusetts law grants the shareholders of Multisector Income Fund any rights in the nature of dissenters rights of appraisal with respect to any action upon which such shareholders may be entitled to vote; however, the normal right of mutual fund shareholders to redeem their shares (subject to any applicable contingent deferred sales charges) is not affected by the proposed Reorganization.

30

MULTISECTOR INCOME FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the periods indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except for the six months ended April 30, 2019, which is unaudited. The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request.

	Multisector Income Fund
	Six Months Ended April 30, 2019 (Unaudited)					Year Ended October 31, 2018
	Class A	Class C	Class I	Class R	Class R6	Class A	Class C	Class I	Class R	Class R6
Net asset value - Beginning of period	$10.090	$10.070	$10.090	$10.080	$10.100	$10.790	$10.760	$10.790	$10.780	$10.800
Income (Loss) From Operations
Net investment income(1)	$0.219	$0.180	$0.231	$0.207	$0.235	$0.414	$0.333	$0.441	$0.390	$0.450
Net realized and unrealized gain (loss)	0.192	0.193	0.192	0.192	0.192	(0.670)	(0.660)	(0.670)	(0.672)	(0.672)
Total income (loss) from operations	$0.411	$0.373	$0.423	$0.399	$0.427	$(0.256)	$(0.327)	$(0.229)	$(0.282)	$(0.222)
Less Distributions
From net investment income	$(0.221)	$(0.183)	$(0.233)	$(0.209)	$(0.237)	$(0.390)	$(0.318)	$(0.413)	$(0.367)	$(0.419)
Tax return of capital	--	--	--	--	--	(0.054)	(0.045)	(0.058)	(0.051)	(0.059)
Total distributions	$(0.221)	$(0.183)	$(0.233)	$(0.209)	$(0.237)	$(0.444)	$(0.363)	$(0.471)	$(0.418)	$(0.478)
Net asset value - End of period	$10.280	$10.260	$10.280	$10.270	$10.290	$10.090	$10.070	$10.090	$10.080	$10.100
Total Return(2)	4.12%(3)	3.74%(3)	4.25%(3)	4.00%(3)	4.28%(3)	(2.50)%	(3.15)%	(2.25)%	(2.74)%	(2.18)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,775	$63,698	$233,543	$1,688	$22,315	$52,304	$69,963	$255,800	$1,129	$20,315
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.01%(6)	1.76%(6)	0.76%(6)	1.26%(6)	0.70%(6)	0.96%(4)	1.71%(4)	0.71%(4)	1.21%(4)	0.65%(4)
Net investment income	4.34%(6)	3.59%(6)	4.59%(6)	4.11%(6)	4.66%(6)	3.88%(4)	3.13%(4)	4.13%(4)	3.67%(4)	4.23%(4)
Portfolio Turnover of the Portfolio	--	--	--	--	--	33%(7)	33%(7)	33%(7)	33%(7)	33%(7)
Portfolio Turnover of the Fund	13%(3)	13%(3)	13%(3)	13%(3)	13%(3)	7%(8)	7%(8)	7%(8)	7%(8)	7%(8)

(See related footnotes.)

31

	Multisector Income Fund
	Year Ended October 31,
	2017					2016
	Class A	Class C	Class I	Class R	Class R6	Class A	Class C	Class I	Class R	Class R6
Net asset value - Beginning of year	$9.960	$9.930	$9.960	$9.950	$9.970	$9.350	$9.330	$9.350	$9.360	$9.360
Income (Loss) From Operations
Net investment income(1)	$0.459	$0.366	$0.467	$0.416	$0.461	$0.443	$0.370	$0.465	$0.377	$0.467
Net realized and unrealized gain	0.717	0.730	0.737	0.733	0.750	0.438(9)	0.432(9)	0.440(9)	0.470(9)	0.444(9)
Total income from operations	$1.176	$1.096	$1.204	$1.149	$1.211	$0.881	$0.802	$0.905	$0.847	$0.911
Less Distributions
From net investment income	$(0.346)	$(0.266)	$(0.374)	$(0.319)	$(0.381)	$(0.139)	$(0.108)	$(0.151)	$(0.136)	$(0.153)
Tax return of capital	—	—	—	—	—	(0.132)	(0.094)	(0.144)	(0.121)	(0.148)
Total distributions	$(0.346)	$(0.266)	$(0.374)	$(0.319)	$(0.381)	$(0.271)	$(0.202)	$(0.295)	$(0.257)	$(0.301)
Net asset value - End of year	$10.790	$10.760	$10.790	$10.780	$10.800	$9.960	$9.930	$9.960	$9.950	$9.970
Total Return(2)	11.91%	11.10%	12.21%	11.64%	12.26%	9.76%	8.84%	10.04%	9.35%	10.10%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$69,945	$92,298	$317,077	$978	$8,874	$148,722	$124,153	$341,902	$1,260	$5,121
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.97%	1.72%	0.72%	1.22%	0.66%	0.97%	1.72%	0.72%	1.21%	0.65%
Net investment income(4)	4.37%	3.48%	4.41%	3.95%	4.33%	4.87%	4.08%	5.11%	3.99%	5.13%
Portfolio Turnover of the Portfolio(7)	44%	44%	44%	44%	44%	74%	74%	74%	74%	74%

 (See related footnotes.)

32

	Multisector Income Fund
	Year Ended October 31,
	2015					2014
	Class A	Class C	Class I	Class R(10)	Class R6(10)	Class A	Class C	Class I
Net asset value - Beginning of period	$11.030	$11.000	$11.030	$11.000	$11.000	$10.510	$10.500	$10.510
Income (Loss) From Operations
Net investment income(1)	$0.432	$0.356	$0.456	$0.466	$0.490	$0.330	$0.245	$0.357
Net realized and unrealized gain (loss)	(1.776)	(1.767)	(1.774)	(1.805)	(1.760)	0.557	0.556	0.554
Total income (loss) from operations	$(1.344)	$(1.411)	$(1.318)	$(1.339)	$(1.270)	$0.887	$0.801	$0.911
Less Distributions
From net investment income	$(0.309)	$(0.233)	$(0.335)	$(0.275)	$(0.343)	$(0.338)	$(0.272)	$(0.362)
From net realized gain	(0.022)	(0.022)	(0.022)	(0.022)	(0.022)	(0.029)	(0.029)	(0.029)
Tax return of capital	(0.005)	(0.004)	(0.005)	(0.004)	(0.005)	—	—	—
Total distributions	$(0.336)	$(0.259)	$(0.362)	$(0.301)	$(0.370)	$(0.367)	$(0.301)	$(0.391)
Net asset value - End of period	$9.350	$9.330	$9.350	$9.360	$9.360	$11.030	$11.000	$11.030
Total Return(2)	(12.43)%	(13.03)%	(12.21)%	(12.40)%(3)	(11.82)%(3)	8.53%	7.69%	8.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$280,596	$186,668	$666,562	$26	$5,858	$449,901	$226,907	$1,135,342
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.95%	1.70%	0.70%	1.20%(6)	0.64%(6)	0.94%	1.69%	0.69%
Net investment income(4)	4.14%	3.44%	4.36%	5.04%(6)	5.00%(6)	2.98%	2.21%	3.22%
Portfolio Turnover of the Portfolio(7)	45%	45%	45%	45%(11)	45%(11)	46%	46%	46%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.
(3)	Not annualized.
(4)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was investing in the Portfolio.
(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(6)	Annualized.
(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was investing in the Portfolio.
(8)	For the period from June 25, 2018 through October 31, 2018 when the Fund was making investments directly in securities.
(9)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
(10)	For the period from the commencement of operations on November 12, 2014 to October 31, 2015.
(11)	For the Portfolio’s year ended October 31, 2015.

References to Portfolio herein are to Multisector Income Portfolio, a Massachusetts business trust in which the Fund invested all of its investable assets prior to the close of business on June 22, 2018 and which had the same investment objective and policies as the Fund during such period.

33

MULTI-ASSET CREDIT FUND FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund’s financial performance for the periods indicated. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value). This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, except for the six months ended April 30, 2019, which is unaudited. The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available on request.

	Multi-Asset Credit Fund
	Six Months Ended April 30, 2019 (Unaudited)			Year Ended October 31, 2018			Year Ended October 31, 2017
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of period	$10.620	$10.620	$10.650	$10.830	$10.790	$10.820	$10.030	$9.990	$10.020
Income (Loss) From Operations
Net investment income(1)	$0.252	$0.209	$0.266	$0.216	$0.159	$0.278	$0.142	$0.057	$0.153
Net realized and unrealized gain (loss)	0.123	0.124	0.124	(0.118)	(0.090)	(0.093)	0.860	0.866	0.875
Total income from operations	$0.375	$0.333	$0.390	$0.098	$0.069	$0.185	$1.002	$0.923	$1.028
Less Distributions
From net investment income	$(0.255)	$(0.203)	$(0.270)	$(0.308)	$(0.239)	$(0.355)	$(0.202)	$(0.123)	$(0.228)
Total distributions	$(0.255)	$(0.203)	$(0.270)	$(0.308)	$(0.239)	$(0.355)	$(0.202)	$(0.123)	$(0.228)
Net asset value - End of period	$10.740	$10.750	$10.770	$10.620	$10.620	$10.650	$10.830	$10.790	$10.820
Total Return(2)(3)	3.60%(4)	3.18%(4)	3.74%(4)	0.89%	0.63%	1.72%	10.12%	9.33%	10.41%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,411	$360	$32,931	$1,032	$693	$17,654	$25,477	$1,366	$12,883
Ratios (as a percentage of average daily net assets):(5)
Expenses(3)(6)	1.00%(7)	1.75%(7)	0.75%(7)	1.08%(8)(9)	1.82%(8)(11)	0.81%(8)(9)	1.08%(8)(9)	1.83%(8)(11)	0.83%(8)(9)
Net investment income	4.80%(7)	4.00%(7)	5.05%(7)	2.00%	1.48%	2.59%	1.37%	0.56%	1.47%
Portfolio Turnover of the Fund	47%(4)	47%(4)	47%(4)	113%(10)	113%(10)	113%(10)	55%(10)	55%(10)	55%(10)

(See related footnotes.)

34

	Multi-Asset Credit Fund
	Year ended October 31,
	2016			2015			2014
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Net asset value - Beginning of year	$9.870	$9.830	$9.860	$10.090	$10.070	$10.080	$10.060	$10.050	$10.060
Income (Loss) From Operations
Net investment income(1)	$0.162	$0.087	$0.236	$0.210	$0.070	$0.234	$0.277	$0.151	$0.313
Net realized and unrealized gain (loss)	0.332	0.336	0.284	(0.133)	(0.075)	(0.131)	0.024	0.077	0.005
Total income (loss) from operations	$0.494	$0.423	$0.520	$0.077	$(0.005)	$0.103	$0.301	$0.228	$0.318
Less Distributions
From net investment income	$(0.163)	$(0.121)	$(0.179)	$(0.292)	$(0.230)	$(0.318)	$(0.271)	$(0.208)	$(0.298)
From net realized gain	(0.072)	(0.072)	(0.072)	(0.005)	(0.005)	(0.005)	—	—	—
Tax return of capital	(0.099)	(0.070)	(0.109)	—	—	—	—	—	—
Total distributions	$(0.334)	$(0.263)	$(0.360)	$(0.297)	$(0.235)	$(0.323)	$(0.271)	$(0.208)	$(0.298)
Net asset value - End of year	$10.030	$9.990	$10.020	$9.870	$9.830	$9.860	$10.090	$10.070	$10.080
Total Return(2)(3)	5.26%	4.42%	5.43%	0.66%	(0.07)%	1.03%	3.03%	2.29%	3.20%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$31,341	$1,526	$11,812	$38,285	$1,590	$20,507	$50,523	$506	$23,300
Ratios (as a percentage of average daily net assets):(5)
Expenses(3)(6)(8)	1.17%(9)	1.92%(11)	0.92%(9)	1.23%(9)	1.97%(11)	0.98%(9)	1.23%(9)	1.96%(11)	0.98%(9)
Net investment income	1.65%	0.89%	2.41%	2.08%	0.69%	2.31%	2.75%	1.50%	3.10%
Portfolio Turnover of the Fund(10)	49%	49%	49%	71%	71%	71%	100%	100%	100%

(1)	Computed using average shares outstanding.
(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if applicable.
(3)	The investment adviser and administrator reimbursed certain operating expenses (equal to 0.84%, 0.20%, 0.18% and 0.23% of average daily net assets for the six months ended April 30, 2019 and the years ended October 31, 2017, 2016, 2015 and 2014, respectively; and 0.22% for Class A, 0.28% for Class C and 0.33% for Class I for the year ended October 31, 2018). Absent this reimbursement, total return would be lower.
(4)	Not annualized.
(5)	Includes the Fund’s share of the Portfolios’ allocated expenses for the period while the Fund was investing in the Portfolios.
(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.
(7)	Annualized.
(8)	Includes interest and dividend expense, including on securities sold short, of less than 0.005%, less than 0.005%, less than 0.005%, 0.01% and 0.03% for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively.
(9)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27%, 0.18%, 0.13% and 0.15% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively).
(10)	Percentage includes both the Fund’s contributions to and withdrawals from the Portfolios and purchases and sales of securities held directly by the Fund, if any.
(11)	Excludes expenses incurred by the Fund as a result of its investments in Affiliated Investment Funds (equal to 0.26%, 0.27%, 0.18%, 0.14% and 0.17% of average daily net assets for the years ended October 31, 2018, 2017, 2016, 2015 and 2014, respectively).

EXPERTS

The financial statements incorporated in this Proxy Statement/Prospectus by reference from Multisector Income Fund and Multi-Asset Credit Fund’s Annual Reports for the years ended October 31, 2018, on Form N-CSR have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

35

APPENDIX A

FORM OF

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this [ ] day of [ ], 2019, by and among Eaton Vance Special Investment Trust (“Special Investment Trust”), a Massachusetts business trust, on behalf of its series Eaton Vance Multisector Income Fund (“Acquired Fund”) and Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”), a Massachusetts business trust, on behalf of its series Eaton Vance Multi-Asset Credit Fund (“Acquiring Fund”), and, solely for purposes of Section 6, Eaton Vance Management.

WITNESSETH

WHEREAS, each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company authorized to issue an unlimited number of shares of beneficial interest without par value in one or more series (such as Acquired Fund and Acquiring Fund), and the Trustees of the Special Investment Trust have divided the shares of Acquired Fund into Class A, Class C, Class I, Class R and Class R6 shares (“Acquired Fund Shares”) and the trustees of Mutual Funds Trust have divided the shares of Acquiring Fund into Class A, Class C, Class I and Class R6 shares (“Acquiring Fund Merger Shares”);

WHEREAS, Special Investment Trust and Mutual Funds Trust desire to provide for the reorganization of Acquired Fund through the acquisition by Acquiring Fund of substantially all of the assets of Acquired Fund in exchange for the assumption of all Assumed Liabilities (as defined below) by Acquiring Fund and a number of full and fractional Class A, Class C, Class I, and Class R6 Acquiring Fund Shares having an aggregate net asset value equal to the value of the assets so transferred by Acquired Fund, less the Assumed Liabilities (such shares, the “Acquiring Fund Merger Shares”) in the manner set forth herein;

WHEREAS, it is intended that the reorganization described in this Agreement shall be a reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and that this Agreement shall constitute a “plan of reorganization” for purposes of the Code;

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.       Definitions

1.1	The term “1933 Act” shall mean the Securities Act of 1933, as amended.

1.2	The term “1934 Act” shall mean the Securities Exchange Act of 1934, as amended.

1.3	The term “Agreement” shall mean this Agreement and Plan of Reorganization.
A-1

1.4	The term “Assumed Liabilities” shall mean all liabilities, expenses, costs, charges and receivables of Acquired Fund as of the Close of Trading on the New York Stock Exchange on the Valuation Date.

1.5	The term “Business Day” shall mean any day that the New York Stock Exchange is open.

1.6	The term “Close of Trading on the NYSE” shall mean the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. Eastern time.

1.7	The term “Closing” shall mean the closing of the transaction contemplated by this Agreement.

1.8	The term “Closing Date” shall mean [_______], 2019, provided all necessary approvals have been received, or such other date as may be agreed by the parties on which the Closing is to take place.

1.9	The term “Commission” shall mean the Securities and Exchange Commission.

1.10	The term “Custodian” shall mean State Street Bank and Trust Company.

1.11	The term “Delivery Date” shall mean the date contemplated by Section 3.3 of this Agreement.

1.12	The term “Mutual Funds Trust N-14” shall mean the Mutual Funds Trust’s registration statement on Form N-14, including a Proxy Statement/Prospectus as may be amended, that describes the transactions contemplated by this Agreement and registers the Acquiring Fund Merger Shares to be issued in connection with this transaction.

1.13	The term “Acquired Fund N-1A” shall mean the registration statement, as amended, on Form N-1A of the Special Investment Trust with respect to Acquired Fund in effect on the date hereof or on the Closing Date, as the context may require.

1.14	The term “NYSE” shall mean the New York Stock Exchange.

1.15	The term “Proxy Statement” shall mean the Proxy Statement/Prospectus furnished to the Acquired Fund shareholders in connection with this transaction.

1.16	The term “Securities List” shall mean the list of those securities and other assets owned by Special Investment Trust, on behalf of Acquired Fund, on the Delivery Date.

A-2

1.17	The term “Acquiring Fund N-1A” shall mean the registration statement, as amended, on Form N-1A of the Mutual Funds Trust with respect to Acquiring Fund in effect on the date hereof or on the Closing Date, as the context may require.

1.18	The term “Valuation Date” shall mean the day of the Closing Date.

2.       Transfer and Exchange of Assets

2.1	Reorganization of Acquired Fund. At the Closing, subject to the requisite approval of the Acquired Fund’s shareholders and the terms and conditions set forth herein, the Special Investment Trust shall transfer all of the assets of Acquired Fund and assign all Assumed Liabilities to Acquiring Fund, and Acquiring Fund shall acquire such assets and shall assume such Assumed Liabilities upon delivery by Acquiring Fund to Acquired Fund on the Closing Date of Acquiring Fund Merger Shares (including, if applicable, fractional shares) having an aggregate net asset value equal to the value of the assets so transferred, assigned and delivered, less the Assumed Liabilities, all determined and adjusted as provided in Section 2.2. Upon delivery of the assets, Acquiring Fund will receive good and marketable title thereto free and clear of all liens.

2.2	Computation of Net Asset Value. The net asset value per share of the Acquiring Fund Merger Shares and the net value of the assets of Acquired Fund subject to this Agreement shall, in each case, be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The net asset value of the Acquiring Fund Merger Shares shall be computed in the manner set forth in the Acquiring Fund Form N-1A. In determining the value of the securities transferred by Acquired Fund to Acquiring Fund, such assets shall be priced in accordance with the policies and procedures described in the Acquiring Fund N-1A.

3.	Closing Date, Valuation Date and Delivery

3.1	Closing Date. The Closing shall be at the offices of Eaton Vance Management, Two International Place, Boston, MA 02110 immediately after the close of business on the Closing Date. All acts taking place at Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed in writing by the parties.

3.2	Valuation Date. Pursuant to Section 2.2, the net value of the assets of Acquired Fund and the net asset value per share of Acquiring Fund shall be determined as of the Close of Trading on the NYSE on the Valuation Date, after the declaration and payment of any dividend on that date. The stock transfer books of the Special Investment Trust with respect to Acquired Fund will be permanently closed, and sales of Acquired Fund Shares shall be suspended, as of the close of business of the Special Investment Trust on the Valuation Date. Redemption requests thereafter received by the Special Investment Trust with respect to Acquired Fund shall be deemed to be redemption requests for Acquiring Fund Merger Shares to be distributed to shareholders of Acquired Fund under this Agreement provided that the transactions contemplated by this Agreement are consummated.
A-3

In the event that trading on the NYSE or on another exchange or market on which securities held by the Acquired Fund are traded shall be disrupted on the Valuation Date so that, in the judgment of the Special Investment Trust, accurate appraisal of the net assets of Acquired Fund to be transferred hereunder or the assets of Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first Business Day after the day on which trading on such exchange or in such market shall, in the judgment of the Special Investment Trust and Mutual Funds Trust, have been resumed without disruption. In such event, the Closing Date shall also be postponed.

3.3	Delivery of Assets. After the close of business on the Valuation Date, Special Investment Trust shall issue instructions providing for the delivery of all of its assets held on behalf of Acquired Fund to the Custodian to be held for the account of Acquiring Fund, effective as of the Closing. Acquiring Fund may inspect such securities at the offices of the Custodian prior to the Valuation Date.

4.	Acquired Fund Distributions and Termination

4.1	As soon as reasonably practicable after the Closing Date, Special Investment Trust shall pay or make provisions for the payment of all of the debts and taxes of Acquired Fund and distribute all remaining assets, if any, to shareholders of Acquired Fund, and Acquired Fund shall thereafter be terminated under Massachusetts law.

At, or as soon as may be practicable following the Closing Date, Special Investment Trust on behalf of Acquired Fund shall distribute the Acquiring Fund Merger Shares it received from the Acquiring Fund to the shareholders of the Acquired Fund and shall instruct Acquiring Fund as to the amount of the pro rata interest of each of Acquired Fund’s shareholders as of the close of business on the Valuation Date (such shareholders to be certified as such by the transfer agent for Special Investment Trust), to be registered on the books of Acquiring Fund, in full and fractional Acquiring Fund Merger Shares, in the name of each such shareholder, and Acquiring Fund agrees promptly to transfer the Acquiring Fund Merger Shares then credited to the account of Acquired Fund on the books of Acquiring Fund to open accounts on the share records of Acquiring Fund in the names of Acquired Fund shareholders in accordance with said instruction. Each Acquired Fund shareholder shall receive shares of the corresponding class of Acquiring Fund to the class of Acquired Fund held by such shareholder, except that Acquired Fund Class R shareholders will receive Class A shares of the Acquiring Fund at net asset value. All issued and outstanding Acquired Fund Shares shall thereupon be canceled on the books of Special Investment Trust. Acquiring Fund shall have no obligation to inquire as to the correctness of any such instruction, but shall, in each case, assume that such instruction is valid, proper and correct.

5.	Acquired Fund Securities

On the Delivery Date, Special Investment Trust on behalf of Acquired Fund shall deliver the Securities List and tax records. Such records shall be made available to Acquiring Fund prior to the Closing Date for inspection by the Treasurer (or his or her designee). Notwithstanding the foregoing, it is expressly understood that Acquired Fund may hereafter until the close of business on the Valuation Date sell any securities owned by it in the ordinary course of its business as a series of an open-end, management investment company.

A-4

6.       Liabilities and Expenses

Acquiring Fund shall acquire all Assumed Liabilities of Acquired Fund, whether known or unknown, or contingent or determined. Special Investment Trust will discharge all known liabilities of Acquired Fund, so far as may be possible, prior to the Closing Date. Eaton Vance Management has agreed to bear and pay directly $75,000 of the expenses of carrying out this agreement and Acquired Fund shall bear and pay directly the remaining expenses.

7.	Trust Representations and Warranties

Special Investment Trust, on behalf of Acquired Fund, and Mutual Funds Trust, on behalf of Acquiring Fund, hereby represent, warrant and agree as follows:

7.1	Legal Existence. Special Investment Trust and Mutual Funds Trust are each a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts. Acquired Fund and Acquiring Fund are validly existing series of Special Investment Trust and Mutual Funds Trust, respectively. Special Investment Trust is authorized to issue an unlimited number of shares of beneficial interest of Acquired Fund and Mutual Funds Trust is authorized to issue and unlimited number of shares of beneficial interest of Acquiring Fund.

7.2	Registration under 1940 Act. Special Investment Trust and Mutual Funds Trust are duly registered as open-end management investment companies under the 1940 Act and such registrations are in full force and effect.

7.3	Financial Statements. The statement of assets and liabilities and the schedule of portfolio investments and the related statements of operations and changes in net assets of Acquired Fund and Acquiring Fund each dated [April 30, 2018], fairly present the financial condition of Acquired Fund and Acquiring Fund as of said dates in conformity with generally accepted accounting principles.

7.4	No Contingent Liabilities. There are no known contingent liabilities of Acquired Fund or Acquiring Fund not disclosed and there are no legal, administrative or other proceedings pending, or to the knowledge of Special Investment Trust threatened, against Acquired Fund or to the knowledge of Mutual Funds Trust threatened against Acquiring Fund which would materially affect its financial condition.

7.5	Requisite Approvals. The execution and delivery of this Agreement and the consummation of the transactions contemplated herein, have been authorized by the Board of Trustees of Special Investment Trust and Mutual Funds Trust by vote taken at a meeting of such Board duly called and held on [ , 2019]. No approval of the shareholders of Acquiring Fund is required in connection with this Agreement or the transaction contemplated hereby. The Agreement has been executed and delivered by a duly authorized officer of Special Investment Trust and Mutual Funds Trust and is a valid and legally binding obligation of each of Acquired Fund and Acquiring Fund enforceable in accordance with its terms.
A-5

7.6	No Material Violations. Special Investment Trust and Mutual Funds Trust are not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Declaration of Trust or By-Laws, as may be amended, of Special Investment Trust or Mutual Funds Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which Special Investment Trust or Mutual Funds Trust is a party or by which they are bound.

7.7	Taxes and Related Filings. Except where failure to do so would not have a material adverse effect on Acquired Fund or Acquiring Fund, each of Acquired Fund and Acquiring Fund has filed or will file or obtain valid extensions of filing dates for all required federal, state and local tax returns and reports for all taxable years through and including its current taxable year and no such filings are currently being audited or contested by the Internal Revenue Service or state or local taxing authority and all federal, state and local income, franchise, property, sales, employment or other taxes or penalties payable pursuant to such returns have been paid or will be paid, so far as due. Each of Acquired Fund and Acquiring Fund has elected to be treated as a “regulated investment company” for federal tax purposes, has qualified as such for each taxable year of its operations and will qualify as such as of the Closing Date.

7.8	Good and Marketable Title. On the Closing Date, Acquired Fund will have good and marketable title to its assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities whatsoever, and full right, power and authority to sell, assign, transfer and deliver such assets and shall deliver such assets to Acquiring Fund. Upon delivery of such assets, Acquiring Fund will receive good and marketable title to such assets, free and clear of all liens, mortgages, pledges, encumbrances, charges, claims and equities, except as to adverse claims under Article 8 of the Uniform Commercial Code of which Acquiring Fund has notice and necessary documentation at or prior to the time of delivery.

7.9	Acquiring Fund N-1A Not Misleading. The Acquiring Fund N-1A conforms on the date of the Agreement, and will conform on the date of the Proxy Statement and the Closing Date, in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

7.10	Proxy Statement. The Proxy Statement delivered to the Acquired Fund shareholders in connection with this transaction (both at the time of delivery to such shareholders in connection with the meeting of shareholders and at all times subsequent thereto and including the Closing Date) in all material respects, conforms to the applicable requirements of the 1934 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and will not include any untrue statement of a material fact or omit to state any material fact required to be stated thereon or necessary to make statements therein, in light of the circumstances under which they were made, not materially misleading.
A-6

7.11	Books and Records. Each of Acquired Fund and Acquiring Fund has maintained all records required under Section 31 of the 1940 Act and rules thereunder.

8.	Conditions Precedent to Closing

The obligations of the parties hereto shall be conditioned on the following:

8.1	Representations and Warranties. The representations and warranties of the parties made herein will be true and correct as of the date of this Agreement and on the Closing Date.

8.2	Shareholder Approval. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of Acquired Fund Shares in accordance with the 1940 Act and the Declaration of Trust and By-Laws, each as amended, of Special Investment Trust.

8.3	Pending or Threatened Proceedings. On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4	Registration Statement. The Mutual Funds Trust N-14 shall have become effective under the 1933 Act; no stop orders suspending the effectiveness of such N-14 shall have been issued; and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The Proxy Statement has been delivered to each shareholder of record of the Acquired Fund as of [_________], 2019 in accordance with the provisions of the 1934 Act and the rules thereunder.

8.5	Declaration of Dividend. Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Acquired Fund shareholders all of (a) Acquired Fund’s investment company taxable income (as defined in Section 852 of the Code) (computed without regard to any deduction for dividends paid) (b) its net capital gain (after reduction for any capital loss carryforward) and (c) the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, in each case, for the taxable period of Acquired Fund ending on the Closing Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

A-7

8.6	State Securities Laws. The parties shall have received all permits and other authorizations necessary, if any, under state securities laws to consummate the transactions contemplated herein.

8.7	Performance of Covenants. Each party shall have performed and complied in all material respects with each of the agreements and covenants required by this Agreement to be performed or complied with by each such party prior to or at the Valuation Date and the Closing Date.

8.8	Due Diligence. Acquiring Fund shall have had reasonable opportunity to have its officers and agents review the records of Acquired Fund.

8.9	No Material Adverse Change. From the date of this Agreement, through the Closing Date, there shall not have been:

·	any change in the business, results of operations, assets or financial condition or the manner of conducting the business of Acquired Fund or Acquiring Fund (other than changes in the ordinary course of its business, including, without limitation, dividends and distributions in the ordinary course and changes in the net asset value per share) which has had a material adverse effect on such business, results of operations, assets or financial condition, except in all instances as set forth in the financial statements;

·	any loss (whether or not covered by insurance) suffered by Acquired Fund or Acquiring Fund materially and adversely affecting of Acquired Fund or Acquiring Fund, other than depreciation of securities;

·	issued by Special Investment Trust or Mutual Funds Trust to any person any option to purchase or other right to acquire shares of any class of Acquired Fund or Acquiring Fund Merger Shares (other than in the ordinary course of Mutual Fund Trust’s or Mutual Funds Trust’s business as an open-end management investment company);

·	any indebtedness incurred by Acquired Fund or Acquiring Fund for borrowed money or any commitment to borrow money entered into by Acquired Fund or Acquiring Fund except as permitted in Acquired Fund N-1A or Acquiring Fund N-1A and disclosed in financial statements required to be provided under this Agreement;

·	any amendment to the Declaration of Trust or By-Laws of Special Investment Trust or Mutual Funds Trust that will adversely affect the ability of either Trust to comply with the terms of this Agreement; or

·	any grant or imposition of any lien, claim, charge or encumbrance upon any asset of Acquired Fund except as provided in Acquired Fund N-1A so long as it will not prevent Special Investment Trust from complying with Section 7.8.
A-8

8.10	Lawful Sale of Shares. On the Closing Date, Acquiring Fund Merger Shares to be issued pursuant to Section 2.1 of this Agreement will be duly authorized, duly and validly issued and outstanding, and fully paid and non-assessable by Mutual Funds Trust, and conform in all substantial respects to the description thereof contained in the Mutual Funds Trust N-14 and Proxy Statement furnished to the Acquired Fund shareholders and the Acquiring Fund Merger Shares to be issued pursuant to paragraph 2.1 of this Agreement will be duly registered under the 1933 Act by the Mutual Funds Trust N-14 and will be offered and sold in compliance with all applicable state securities laws.

8.11	Documentation and Other Actions. Special Investment Trust and Mutual Funds Trust shall have executed such documents and shall have taken such other actions, if any, as reasonably requested to fully effectuate the transactions contemplated hereby.

9.	Addresses

All notices required or permitted to be given under this Agreement shall be given in writing to Eaton Vance Special Investment Trust or Eaton Vance Mutual Funds Trust, as applicable, Two International Place, Boston, MA 02110 (Attention: Chief Legal Officer), or at such other place as shall be specified in written notice given by either party to the other party to this Agreement and shall be validly given if mailed by first-class mail, postage prepaid.

10.	Termination

This Agreement may be terminated by either party upon the giving of written notice to the other, if any of the representations, warranties or conditions specified in Sections 7 or 8 hereof have not been performed or do not exist on or before [___________], 2019. In the event of termination of this Agreement pursuant to this provision, neither party (nor its officers, Trustees or shareholders) shall have any liability to the other.

11.       Miscellaneous

This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Massachusetts. Special Investment Trust and Mutual Funds Trust represent that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein. Special Investment Trust and Mutual Funds Trust represent that this Agreement constitutes the entire agreement between the parties as to the subject matter hereof. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. This Agreement shall be executed in any number of counterparts, each of which shall be deemed an original. Whenever used herein, the use of any gender shall include all genders. In the event that any provision of this Agreement is unenforceable at law or in equity, the remainder of the Agreement shall remain in full force and effect.

A-9

12.	Amendments

At any time prior to or after approval of this Agreement by Acquired Fund shareholders (i) the parties hereto may, by written agreement and without shareholder approval, amend any of the provisions of this Agreement, and (ii) either party may waive without such approval any default by the other party or the failure to satisfy any of the conditions to its obligations (such waiver to be in writing); provided, however, that following shareholder approval, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Merger Shares to be received by Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval. The failure of a party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

13.	Massachusetts Business Trust

References in this Agreement to Special Investment Trust or Mutual Funds Trust mean and refer to the Trustees from time to time serving under its Declarations of Trust on file with the Secretary of the Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which they conduct their businesses. It is expressly agreed that the obligations of Special Investment Trust or Mutual Funds Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of either Trust personally, but bind only the trust property of the applicable Trust as provided in said Declaration of Trust. The execution and delivery of this Agreement has been authorized by the respective trustees and signed by an authorized officer of each Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them but shall bind only the trust property of the applicable Trust as provided in such Declaration of Trust. No series of Special Investment Trust or Mutual Funds Trust shall be liable for the obligations of any other series.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by their officers thereunto duly authorized, as of the day and year first above written.

ATTEST:                                                        EATON VANCE SPECIAL INVESTMENT TRUST

By:

EATON VANCE MUTUAL FUNDS TRUST

By:

A-10

APPENDIX B

OUTSTANDING SHARES AND CERTAIN HOLDERS

As of August 21, 2019, the number of Multisector Income Fund Class A, Class C, Class I, Class R and Class R6 shares outstanding were [ ], [ ], [ ], [ ] and [ ], respectively, and the number of Multi-Asset Credit Fund Class A, Class C, Class I and Class R6 shares outstanding were [ ], [ ], [ ] and [ ], respectively.

As of August 21, 2019, the following person(s) held the share percentage of Multisector Income Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

As of August 21, 2019, the following person(s) held the share percentage of Multi-Asset Credit Fund indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Assuming the Reorganization was consummated on August 21, 2019, such persons would hold the following share percentages in the Combined Fund [ ]

Beneficial owners of 25% or more of a Class of the Fund are presumed to be in control of that Class for purposes of voting on certain matters submitted to shareholders.

As of August 21, 2019, to the knowledge of each Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of Multisector Income Fund or Multi-Asset Credit Fund. [As of the same date, the Trustees and officers of Mutual Funds Trust owned approximately [ ]% of the outstanding shares of Class I of Multi-Asset Credit Fund, and the Trustees and officers of Special Investment Trust individually and as a group owned beneficially less than 1% of the outstanding shares of each class of Multisector Income Fund.]

[ ] [ ].[ ].19

B-1

EATON VANCE MULTISECTOR INCOME FUND

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Your Proxy Vote is important!

And now you can Vote your Proxy by PHONE or the INTERNET.

It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.

It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.

It’s Easy! Just follow these simple steps:

1. Read your proxy statement and have it at hand.

2. Call toll-free 1-_____________, or go to website: _________

3. Follow the recorded or on-screen directions.

4. Do not mail your Proxy Card when you vote by phone or the Internet.

Please detach at perforation before mailing.

PROXY CARD EATON VANCE MULTISECTOR INCOME FUND PROXY CARD

(A SERIES OF EATON VANCE SPECIAL INVESTMENT TRUST)

SPECIAL MEETING OF SHAREHOLDERS – OCTOBER 24, 2019

PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder(s) of shares of beneficial interest of Eaton Vance Multisector Income Fund (the “Fund”), hereby appoints KRISTIN S. ANAGNOST, MAUREEN A. GEMMA, JAMES F. KIRCHNER, PAYSON F. SWAFFIELD and DEIDRE E. WALSH, or any of them, as proxies for the undersigned, with full power of substitution and revocation in each of them, at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at Two International Place, Boston, Massachusetts 02110, on Thursday, October 24, 2019 at 2:00 p.m., Eastern Time, and at any and all adjournment(s) thereof, and to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned with all of the powers possessed by the undersigned as if personally present at such Meeting. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and accompanying Prospectus/Proxy Statement and revokes any proxy heretofore given with respect to the Special Meeting.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS AND OR POSTPONEMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT/PROSPECTUS.

1.             VOTE VIA THE TELEPHONE: 1-[ ]

2.             VOTE VIA THE INTERNET: [ ]

3.             [999 9999 9999 999] [1234 5678]

Note: Please sign this proxy exactly as your name(s) appear(s) on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature (and title if applicable)

Signature (if held jointly)

Date

PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN

IN THE ACCOMPANYING ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE U.S.

Important Notice Regarding the Availability of Proxy Materials for the

EATON VANCE MULTISECTOR INCOME FUND

Special Shareholder Meeting to Be Held on Thursday, October 24, 2019

The Notice of Special Meeting, Proxy Statement/Prospectus and Annual Report to Shareholders for the fiscal year ended October 31, 2018 for the Fund are available on the Eaton Vance website at http://www.eatonvance.com/funddocuments.

PLEASE VOTE, SIGN, DATE AND RETURN YOUR

PROXY TODAY

Please detach at perforation before mailing.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL:

PLEASE MARK VOTES AS IN THIS EXAMPLE: ■

		FOR	AGAINST	ABSTAIN
1.	To consider and act upon a proposal to approve an Agreement and Plan of Reorganization to reorganize Eaton Vance Multisector Income Fund into Eaton Vance Multi-Asset Credit Fund.	□	□	□
2.	To consider and act upon any other matters that may properly come before the meeting and any adjourned or postponed session thereof.
MEETING ATTENDANCE:	□
Mark the box above if you plan to attend the Special Meeting. If you plan to attend the Special Meeting in person, please be prepared to present photo identification.

NOTE ADDRESS CHANGE: ______________________________________

__________________________________________

__________________________________________

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

TO VOTE, PLEASE UTILIZE ONE OF THE CONVENIENT METHODS DESCRIBED ON THE REVERSE SIDE. PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

If you have any questions about how to vote or about the Special Meeting in general, please call 1-[__]. Representatives are available to assist you Monday through Friday from 8:30 a.m. to 5:30 p.m. Eastern Time and Saturdays from [__] p.m. to [__] p.m. Eastern Time.

EATON VANCE MUTUAL FUNDS TRUST
Eaton Vance Multi-Asset Credit Fund

Two International Place

Boston, Massachusetts 02110

STATEMENT OF ADDITIONAL INFORMATION
DATED [SEPTEMBER 9, 2019]

This Statement of Additional Information (“SAI”) relates specifically to the reorganization of Eaton Vance Multisector Income Fund (“Multisector Income Fund”), a series of Eaton Vance Special Investment Trust, into Eaton Vance Multi-Asset Credit Fund (“Multi-Asset Credit Fund” and, together with the Multisector Income Fund, each a “Fund” and together, the “Funds”), a series of Eaton Vance Mutual Funds Trust, whereby Multisector Income Fund will transfer substantially all of its assets to Multi-Asset Credit Fund, and shareholders of Multisector Income Fund will receive shares of Multi-Asset Credit Fund, in exchange for Multisector Income Fund’s shares (the “Reorganization”). This SAI consists of the information set forth herein and the following described documents, each of which is incorporated by reference herein:

(1)	The Statement of Additional Information of Multisector Income Fund dated March 1, 2019, as supplemented, previously filed on EDGAR, Accession No. 0000940394-19-000378;

(2)	The Statement of Additional Information of Multi-Asset Credit Fund dated March 1, 2019 previously filed on EDGAR, Accession No. 0000940394-19-000380;

(3)	The financial statements of Multisector Income Fund included in the unaudited Semi-Annual Report to Shareholders for the six-months ended April 30, 2019, previously filed on EDGAR, Accession No. 0001193125-19-183816 and in the Annual Report to Shareholders for the fiscal year ended October 31, 2018, previously filed on EDGAR, Accession No. 0001193125-18-360615; and

(4)	The financial statements of Multi-Asset Credit Fund (formerly Eaton Vance Multi-Strategy All Market Fund) included in the unaudited Semi-Annual Report to Shareholders for the six-months ended April 30, 2019, previously filed on EDGAR, Accession No. 0001193125-19-183791 and in the Annual Report to Shareholders for the fiscal year ended October 31, 2018, previously filed on EDGAR, Accession No. 0001193125-18-360525.

This SAI is not a prospectus and should be read only in conjunction with the Proxy Statement/Prospectus dated [September 9], 2019 relating to the above-referenced matter. A copy of the Proxy Statement/Prospectus may be obtained by calling Eaton Vance Distributors, Inc. at 1-800-262-1122.

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma information provided herein should be read in conjunction with the Funds’ Annual and Semi-Annual Reports, each of which is on file with the SEC and available at no charge.

Description of Pro Forma Effects of Reorganization. The unaudited pro forma information set forth below for the twelve months ended April 30, 2019, is intended to present ratios and supplemental data as if the Reorganization of Multisector Income Fund into Multi-Asset Credit Fund had been consummated at the beginning of that period, on May 1, 2018. Expenses reflect the expenses of each Fund for the semi-annual period ended April 30, 2019. Effective upon the Reorganization, Eaton Vance Management (“EVM”) and Eaton Vance Advisers International Ltd. (“EVAIL”) agreed to reimburse Multi-Asset Credit Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 0.99% of Class A, 1.74% for Class C, 0.74% for Class I and 0.69% for Class R6. This expense reimbursement will continue through February 28, 2021. In addition, effective upon the Reorganization, EVM has agreed to reduce its advisory and administrative fee for Multi-Asset Credit Fund to 0.550% on assets up to $1 billion (with reductions for average daily net assets of $1 billion or more). The preparation of the financial information in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

On a pro forma basis, for the twelve months ended April 30, 2019 based on the expenses of each Fund for the semi-annual period ended April 30, 2019, the proposed reorganization of Multi-Asset Credit Fund and Multisector Income Fund, including the previously mentioned changes in expense reimbursement, would have resulted in a reduction in management fees of $18,000, no change in distribution fees, a decrease in registration fees of approximately $60,000, a decrease in legal and accounting services costs of approximately $75,000, a decrease in printing and postage costs of approximately $10,000 , an increase in custodian fees of approximately $10,000, a decrease in transfer and dividend disbursing agent fees of approximately $8,000, a decrease in trustee fees of approximately $500, and a decrease in miscellaneous expenses of $20,000, resulting in an overall decrease in gross operating expenses of approximately $181,000, a decrease in the expenses allocated to EVM of approximately $109,000 and an overall decrease in net operating expenses of approximately $73,000, less than $0.005 per share on both Multi-Asset Credit Fund and Multisector Income Fund.

Valuation. No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. Multi-Asset Credit Fund is expected to be the accounting survivor after the Reorganization.

Tax Implication. A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. First, “pre-acquisition losses” of either Multisector Income Fund or Multi-Asset Credit Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund. Second, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“non de minimis built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such non de minimis built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization. Third, loss carryforwards of Multisector Income Fund, as limited under the previous two rules, are permitted to offset only that portion of the income of the Multi-Asset Credit Fund for the taxable year of the Reorganization that is equal to the portion of the Multi-Asset Credit Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the combined fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization (including as affected by the rules described above. Therefore, the shareholders of each Fund will receive a proportionate share of any “built-in” (unrealized gains in the other Fund’s assets, as well as, in the case of Multisector Income Fund shareholders, any taxable gains realized by Multi-Asset Credit Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by Multi-Asset Credit Fund. As a result,

2

shareholders of either fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of Multisector Income Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to Multisector Income Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of Multi-Asset Credit Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined fund realized after the Reorganization other than Multisector Income Fund’s non de minimis built-in gains, if any (as set forth above), potentially resulting in a tax benefit to Multisector Income Fund shareholders. Assuming certain conditions are satisfied, the Reorganization is expected to be a tax-free reorganization for federal income tax purposes, such that no gain or loss will be recognized by Multisector Income Fund, Multi-Asset Credit Fund, or their shareholders as a direct result of the Reorganization and the tax basis and holding period of a shareholder’s Multisector Income Fund shares are expected to carry over to the Multi-Asset Credit Fund shares the shareholders receives in the Reorganization.

As of October 31, 2018, Multisector Income Fund had net unrealized depreciation of $(46,472,172) and Multi-Asset Credit Fund had net unrealized depreciation of $(177,793). As of October 31, 2018, Multisector Income Fund and Multi-Asset Credit Fund had capital loss carryforwards of $184.5 million and $3.3 million, respectively.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

Merger Costs. The costs of the Reorganization, including printing, mailing and solicitation costs are estimated to be approximately $180,000. EVM has agreed to assume $75,000 of these costs and Multisector Income Fund will assume the remainder.

Anticipated Portfolio Changes. If the Reorganization is approved by Multisector Income Fund’s shareholders and prior to consummation of the Reorganization, EVM expects to reposition Multisector Income Fund’s portfolio to more closely align with the investment preferences, policies and restrictions of Multi-Asset Credit Fund and its portfolio managers. This repositioning will include a disposition of at least 25% of Multisector Income Fund’s investment grade holdings to acquire non-investment grade bonds and loans. Other Multisector Income Fund investments also may be sold. The costs of these transactions will be borne by Multisector Income Fund and are estimated to equal approximately 0.10% of Multisector Income Fund’s net assets at the time of the transactions. Multisector Income Fund is expected to have sufficient capital loss carryforwards to offset any capital gains generated from the repositioning. In addition to repositioning, the portfolio managers expect that in the ordinary course of managing the combined fund and in response to redemption activity, the portfolio’s composition may also change over time and some of the securities acquired from Multisector Income Fund may be sold in the ordinary course.

3

PART C - OTHER INFORMATION

Item 15.	Indemnification

Article IV of the Registrant’s Amended and Restated Declaration of Trust permits Trustee and officer indemnification by By-Law, contract and vote. Article XI of the By-Laws contains indemnification provisions.

The Registrant’s Trustees and officers are insured under a standard mutual fund errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their capacities as such.

The distribution agreements of the Registrant also provide for reciprocal indemnity of the principal underwriter, on the one hand, and the Trustees and officers, on the other.

Item 16.	Exhibits

(1)		Amended and Restated Declaration of Trust of Eaton Vance Mutual Funds Trust dated April 26, 2016 filed as Exhibit (a) to Post-Effective Amendment No. 261 filed April 28, 2016 (Accession No. 0000940394-16-002422) and incorporated herein by reference.
(2)		Amended and Restated By-Laws of Eaton Vance Mutual Funds Trust adopted April 23, 2012 filed as Exhibit (b) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
(3)		Voting Trust Agreement – not applicable.
(4)		Form of Agreement and Plan of Reorganization by and between Eaton Vance Mutual Funds Trust, on behalf of its series Eaton Vance Multi-Asset Credit Fund, and Eaton Vance Special Investment Trust, on behalf of its series Eaton Vance Multisector Income Fund – filed as Appendix A to the Proxy Statement/Prospectus.
(5)		Shareholders rights are set forth in the Registrant’s Amended and Restated Declaration of Trust and By-Laws referenced in Items 16(1) and 16(2) above.
(6)	(a)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Emerging Growth Fund (now Eaton Vance Tax-Managed Small-Cap Fund) dated September 16, 1997 filed as Exhibit (5)(c) to Post-Effective Amendment No. 37 filed October 17, 1997 (Accession No. 0000950156-97-000870) and incorporated herein by reference.
	(b)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Municipal Bond Fund (now Eaton Vance AMT-Free Municipal Income Fund) dated October 17, 1997 filed as Exhibit (5)(d) to Post-Effective Amendment No. 37 filed October 17, 1997 (Accession No. 0000950156-97-000870) and incorporated herein by reference.
	(c)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Equity Research Fund (formerly Eaton Vance Large-Cap Core Research Fund now Eaton Vance Stock Fund) dated August 13, 2001 filed as Exhibit (d)(7) to Post-Effective Amendment No. 78 filed August 17, 2001 (Accession No. 0000940394-01-500394) and incorporated herein by reference.

(d)	(1)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Equity Asset Allocation Fund dated December 10, 2001 filed as Exhibit (d)(6) to Post-Effective Amendment No. 80 filed December 14, 2001 (Accession No. 0000940394-01-500553) and incorporated herein by reference.
	(2)	Fee Reduction Agreement between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Tax-Managed Equity Asset Allocation Fund and Eaton Vance Management dated May 1, 2011 filed as Exhibit (d)(34) to Post-Effective Amendment No. 183 filed December 28, 2011 (Accession No. 0000940394-11-001507) and incorporated herein by reference.
(e)	(1)	Investment Advisory and Administrative Agreement with Eaton Vance Management for Eaton Vance Low Duration Fund (now Eaton Vance Short Duration Government Income Fund) dated June 18, 2002 filed as Exhibit (d)(7) to Post-Effective Amendment No. 83 filed June 26, 2002 (Accession No. 0000940394-02-000406) and incorporated herein by reference.
	(2)	Fee Waiver Agreement between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Low Duration Fund (now Eaton Vance Short Duration Government Income Fund) and Eaton Vance Management filed as Exhibit (d)(7)(b) to Post-Effective Amendment No. 95 filed April 28, 2004 (Accession No. 0000940394-04-000438) and incorporated herein by reference.
	(3)	Amendment to Fee Waiver Agreement on behalf of Eaton Vance Low Duration Fund (now Eaton Vance Short Duration Government Income Fund) dated June 14, 2004 filed as Exhibit (7)(c) to Post-Effective Amendment No. 103 filed March 1, 2005 (Accession No. 0000940394-05-000195) and incorporated herein by reference.
(f)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Tax-Managed Dividend Income Fund (now Eaton Vance Tax-Managed Global Dividend Income Fund) dated February 10, 2003 filed as Exhibit (d)(8) to Post-Effective Amendment No. 85 filed February 26, 2003 (Accession No. 0000940394-03-0000085) and incorporated herein by reference.
(g)		Investment Sub-Advisory Agreement between Eaton Vance Management and Eaton Vance Advisers International Ltd. for Eaton Vance Tax-Managed Global Dividend Income Fund dated November 1, 2017 filed as Exhibit (d)(7) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
(h)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Diversified Income Fund (now Eaton Vance Multi-Strategy Absolute Return Fund) dated November 15, 2004 filed as Exhibit (d)(10) to Post-Effective Amendment No. 98 filed December 6, 2004 (Accession No. 0000940394-04-001127) and incorporated herein by reference.
(i)	(1)	Investment Advisory Agreement dated August 21, 2012 between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Global Dividend Income Fund (now Eaton Vance Global Income Builder Fund), and Boston Management and Research filed as Exhibit (d)(8) to Post-Effective Amendment No. 202 filed April 25, 2013 (Accession No. 0000940394-13-000583) and incorporated herein by reference.
	(2)	Fee Reduction Agreement effective May 1, 2019 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Global Income Builder Fund and Boston Management and Research filed as Exhibit (d)(9)(b) to Post-Effective Amendment No. 312 filed April 29, 2019 (Accession No. 0000940394-19-000669) and incorporated herein by reference.

(j)	(1)	Investment Sub-Advisory Agreement between Boston Management and Research and Eaton Vance Advisers International Ltd. for Eaton Vance Global Dividend Income Fund (now Global Income Builder Fund) dated November 1, 2017 filed as Exhibit (d)(10) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
	(2)	Fee Reduction Agreement effective May 1, 2019 between Boston Management and Research and Eaton Vance Advisers International Ltd. for Global Income Builder Fund filed as Exhibit (d)(10)(b) to Post-Effective Amendment No. 312 filed April 29, 2019 (Accession No. 0000940394-19-000669) and incorporated herein by reference.
(k)	(1)	Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Structured Emerging Markets Fund (now Parametric Emerging Markets Fund) dated March 27, 2006 filed as Exhibit (d)(12) to Post-Effective Amendment No. 115 filed April 13, 2006 (Accession No. 0000940394-06-000369) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated April 27, 2015 between Eaton Vance Mutual Funds Trust on behalf of Parametric Emerging Markets Fund and Eaton Vance Management filed as Exhibit (d)(9)(b) to Post-Effective Amendment No. 242 filed May 28, 2015 (Accession No. 0000940394-15-000722) and incorporated herein by reference.
(l)	(1)	Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates for Eaton Vance Structured Emerging Markets Fund (now Parametric Emerging Markets Fund) dated March 27, 2006 filed as Exhibit (d)(13) to Post-Effective Amendment No. 122 filed February 27, 2007 (Accession No. 0000940394-07-000176) and incorporated herein by reference.
	(2)	Fee Reduction Agreement effective May 1, 2015 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric Emerging Markets Fund filed as Exhibit (d)(10)(b) to Post-Effective Amendment No. 242 filed May 28, 2015 (Accession No. 0000940394-15-000722) and incorporated herein by reference.
(m)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Emerging Markets Income Fund (now Eaton Vance Emerging Markets Local Income Fund) dated March 12, 2007 filed as Exhibit (d)(14) to Post-Effective Amendment No. 134 filed March 13, 2008 (Accession No. 0000940394-08-000450) and incorporated herein by reference.
(n)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance International Income Fund (now Eaton Vance Diversified Currency Income Fund) dated March 12, 2007 filed as Exhibit (d)(15) to Post-Effective Amendment No. 134 filed March 13, 2008 (Accession No. 0000940394-08-000450) and incorporated herein by reference.
(o)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Global Macro Fund (now Eaton Vance Global Macro Absolute Return Fund) dated March 12, 2007 filed as Exhibit (d)(16) to Post-Effective Amendment No. 134 filed March 13, 2008 (Accession No. 0000940394-08-000450) and incorporated herein by reference.
(p)		Investment Advisory Agreement with Eaton Vance Management for Eaton Vance Strategic Income Fund (now Eaton Vance Short Duration Strategic Income Fund) dated June 22, 2007 filed as Exhibit (d)(17) to Post-Effective Amendment No. 132 filed December 28, 2007 (Accession No. 0000940394-07-002172) and incorporated herein by reference.

(q)	(1)	Investment Advisory and Administrative Agreement dated March 30, 2010 with Eaton Vance Management for Eaton Vance Structured International Equity Fund (now Parametric International Equity Fund) filed as Exhibit (d)(19) to Post-Effective Amendment No. 155 filed March 31, 2010 (Accession No. 0000940394-10-000341) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated June 1, 2012 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Parametric Structured International Equity Fund (now Parametric International Equity Fund) and Eaton Vance Management filed as Exhibit (d)(17)(b) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
	(3)	Fee Reduction Agreement dated August 10, 2015 between Eaton Vance Mutual Funds Trust on behalf of Parametric International Equity Fund and Eaton Vance Management filed as Exhibit (d)(15)(c) to Post-Effective Amendment No. 250 filed September 10, 2015 (Accession No. 0000940394-15-001116) and incorporated herein by reference.
	(4)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Mutual Funds Trust on behalf of Parametric International Equity Fund and Eaton Vance Management filed as Exhibit (d)(17)(d) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(r)	(1)	Investment Sub-Advisory Agreement dated March 30, 2010 between Eaton Vance Management and Parametric Portfolio Associates for Eaton Vance Structured International Equity Fund (now Parametric International Equity Fund) filed as Exhibit (d)(20) to Post-Effective Amendment No. 155 filed March 31, 2010 (Accession No. 0000940394-10-000341) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated June 1, 2012 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Eaton Vance Parametric Structured International Equity Fund (now Parametric International Equity Fund) filed as Exhibit (d)(18)(b) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
	(3)	Fee Reduction Agreement dated August 10, 2015 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric International Equity Fund filed as Exhibit (d)(16)(c) to Post-Effective Amendment No. 250 filed September 10, 2015 (Accession No. 0000940394-15-001116) and incorporated herein by reference.
	(4)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric International Equity Fund filed as Exhibit (d)(18)(d) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(s)		Investment Advisory and Administrative Agreement dated August 9, 2010 with Eaton Vance Management for Eaton Vance Global Macro Absolute Return Advantage Fund filed as Exhibit (d)(22) to Post-Effective Amendment No. 161 filed August 25, 2010 (Accession No. 0000940394-10-000859) and incorporated herein by reference.

(t)	(1)	Investment Advisory Agreement dated February 7, 2011 with Boston Management and Research for Eaton Vance Build America Bond Fund (now Eaton Vance Core Plus Bond Fund) filed as Exhibit (d)(22) to Post-Effective Amendment No. 163 filed February 24, 2011 (Accession No. 0000940394-11-000187) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated March 16, 2015 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Build America Bond Fund (now Eaton Vance Core Plus Bond Fund) and Eaton Vance Management filed as Exhibit (d)(19)(b) to Post-Effective Amendment No. 242 filed May 28, 2015 (Accession No. 0000940394-15-000722) and incorporated herein by reference.
(u)	(1)	Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Parametric Structured Commodity Strategy Fund (now Parametric Commodity Strategy Fund), and Eaton Vance Management dated May 25, 2011 filed as Exhibit (d)(23) to Post-Effective Amendment No. 170 filed May 25, 2011 (Accession No. 0000940394-11-000607) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Mutual Funds Trust on behalf of Parametric Commodity Strategy Fund and Eaton Vance Management filed as Exhibit (d)(21)(b) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(v)	(1)	Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates LLC for Parametric Structured Commodity Strategy Fund (now Parametric Commodity Strategy Fund) dated May 25, 2011 filed as Exhibit (d)(24) to Post-Effective Amendment No. 170 filed May 25, 2011 (Accession No. 0000940394-11-000607) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric Commodity Strategy Fund filed as Exhibit (d)(22)(b) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(w)	(1)	Investment Advisory and Administrative Agreement dated October 31, 2011 with Eaton Vance Management for Eaton Vance Multi-Strategy All Market Fund (now Eaton Vance Multi-Asset Credit Fund) filed as Exhibit (d)(27) to Post-Effective Amendment No. 182 filed December 1, 2011 (Accession No. 0000940394-11-001361) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated February 6, 2012 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Multi-Strategy All Market Fund (now Eaton Vance Multi-Asset Credit Fund) and Eaton Vance Management filed as Exhibit (d)(26)(b) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.
(x)		Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Parametric Emerging Markets Core Fund, and Eaton Vance Management dated September 24, 2013 filed as Exhibit (d)(33) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
(y)		Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates LLC for Parametric Emerging Markets Core Fund dated September 24, 2013 filed as Exhibit (d)(34) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.

(z)	(1)	Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Short Duration High Income Fund, and Eaton Vance Management dated November 1, 2013 filed as Exhibit (d)(35) to Post-Effective Amendment No. 213 filed November 1, 2013 (Accession No. 0000940394-13-001262) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated December 13, 2016 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Short Duration High Income Fund and Eaton Vance Management filed as Exhibit (d)(26)(b) to Post-Effective Amendment No. 275 filed January 26, 2017 (Accession No. 0000940394-17-000131) and incorporated herein by reference.
(aa)	(1)	Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Parametric Dividend Income Fund, and Eaton Vance Management dated March 25, 2014 filed as Exhibit (d)(36) to Post-Effective Amendment No. 220 filed March 25, 2014 (Accession No. 0000940394-14-000526) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Mutual Funds Trust on behalf of Parametric Dividend Income Fund and Eaton Vance Management filed as Exhibit (d)(28)(b) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(ab)	(1)	Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates LLC for Parametric Dividend Income Fund dated March 25, 2014 filed as Exhibit (d)(37) to Post-Effective Amendment No. 220 filed March 25, 2014 (Accession No. 0000940394-14-000526) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated November 1, 2016 between Eaton Vance Management and Parametric Portfolio Associates LLC on behalf of Parametric Dividend Income Fund filed as Exhibit (d)(29)(b) to Post-Effective Amendment No. 270 filed November 18, 2016 (Accession No. 0000940394-16-003231) and incorporated herein by reference.
(ac)		Investment Advisory Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Global Macro Capital Opportunities Fund (now Eaton Vance Emerging Markets and Frontier Countries Equity Fund), and Eaton Vance Management dated November 3, 2014 filed as Exhibit (d)(38) to Post-Effective Amendment No. 231 filed November 3, 2014 (Accession No. 0000940394-14-001453) and incorporated herein by reference.
(ad)		Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Parametric Volatility Risk Premium - Defensive Fund, and Eaton Vance Management dated February 2, 2017 filed as Exhibit (d)(30) to Post-Effective Amendment No. 276 filed February 1, 2017 (Accession No. 0000940394-17-000237) and incorporated herein by reference.
(ae)		Investment Sub-Advisory Agreement between Eaton Vance Management and Parametric Portfolio Associates LLC for Parametric Volatility Risk Premium - Defensive Fund dated February 2, 2017 filed as Exhibit (d)(31) to Post-Effective Amendment No. 276 filed February 1, 2017 (Accession No. 0000940394-17-000237) and incorporated herein by reference.
(af)		Investment Advisory Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Tax-Managed Global Small-Cap Fund, and Boston Management and Research dated January 19, 2018 filed as Exhibit (d)(32) to Post-Effective Amendment No. 296 filed April 26, 2018 (Accession No. 0000940394-18-000835) and incorporated herein by reference.

(ag)		Investment Sub-Advisory Agreement between Boston Management and Research and Eaton Vance Advisers International Ltd. for Eaton Vance Tax-Managed Global Small-Cap Fund dated January 19, 2018 filed as Exhibit (d)(33) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
(ah)		Letter of Understanding between Boston Management and Research and Eaton Vance Advisers International Ltd. dated January 19, 2018 filed as Exhibit (d)(34) to Post-Effective Amendment No. 291 filed January 25, 2018 (Accession No. 0000940394-18-000064) and incorporated herein by reference.
(ai)		Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Emerging Markets Debt Fund, and Eaton Vance Management dated May 1, 2018 filed as Exhibit (d)(35) to Post-Effective Amendment No. 297 filed April 30, 2018 (Accession No. 0000940394-18-000890) and incorporated herein by reference.
(aj)		Investment Advisory and Administrative Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Global Bond Fund, and Eaton Vance Management dated December 31, 2018 filed as Exhibit (d)(36) to Post-Effective Amendment No. 306 filed December 28, 2018 (Accession No. 0000940394-18-001933) and incorporated herein by reference.
(ak)		Investment Sub-Advisory Agreement between Eaton Vance Management and Eaton Vance Management (International) Limited for Eaton Vance Global Bond Fund dated December 31, 2018 filed as Exhibit (d)(37) to Post-Effective Amendment No. 306 filed December 28, 2018 (Accession No. 0000940394-18-001933) and incorporated herein by reference.
(al)		Investment Sub-Advisory Agreement between Eaton Vance Management and Eaton Vance Advisers International Ltd. for Eaton Vance Multi-Asset Credit Fund dated December 20, 2018 filed as Exhibit (d)(38) to Post-Effective Amendment No. 310 filed February 27, 2019 (Accession No. 0000940394-19-000380) and incorporated herein by reference.
(am)	(1)	Investment Advisory Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Government Opportunities Fund, and Boston Management and Research dated October 5, 2018 filed as Exhibit (d)(38)(a) to Post-Effective Amendment No. 306 filed December 28, 2018 (Accession No. 0000940394-18-001933) and incorporated herein by reference.
	(2)	Fee Reduction Agreement dated October 5, 2018 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Government Opportunities Fund and Boston Management and Research filed as Exhibit (d)(38)(b) to Post-Effective Amendment No. 306 filed December 28, 2018 (Accession No. 0000940394-18-001933) and incorporated herein by reference.
(an)	(1)	Investment Advisory Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Short Duration Government Income Fund, and Boston Management and Research dated October 12, 2018 filed as Exhibit (d)(39)(a) to Post-Effective Amendment No. 306 filed December 28, 2018 (Accession No. 0000940394-18-001933) and incorporated herein by reference.
	(2)	Reduction Agreement dated October 12, 2018 between Eaton Vance Mutual Funds Trust on behalf of Eaton Vance Short Duration Government Income Fund and Boston Management and Research filed as Exhibit (d)(39)(b) to Post-Effective Amendment No. 306 filed December 28, 2018 (Accession No. 0000940394-18-001933) and incorporated herein by reference.

	(ao)		Investment Advisory Agreement between Eaton Vance Mutual Funds Trust, on behalf of Eaton Vance Floating-Rate & High Income Fund and Eaton Vance Management dated September 20, 2018 filed as Exhibit (d)(41) to Post-Effective Amendment No. 310 filed February 27, 2019 (Accession No. 0000940394-19-000380) and incorporated herein by reference.
(7)	(a)	(1)	Amended and Restated Master Distribution Agreement effective as of May 1, 2014 between each Trust identified on Schedule A on behalf of each of its series listed on Schedule A, and Eaton Vance Distributors, Inc. filed as Exhibit (e)(1) to Post-Effective Amendment No. 139 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed April 28, 2014 (Accession No. 0000940394-14-000655) and incorporated herein by reference.
		(2)	Amended Schedule A dated May 31, 2019 to Amended and Restated Master Distribution Agreement effective as of May 1, 2014 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 315 filed May 30, 2019 (Accession No. 0000940394-19-000893) and incorporated herein by reference.
	(b)		Selling Group Agreement between Eaton Vance Distributors, Inc. and Authorized Dealers filed as Exhibit (e)(2) to Post-Effective Amendment No. 85 filed April 26, 2007 (Accession No. 0000940394-07-000430) to the Registration Statement of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) and incorporated herein by reference.
(8)			The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the Matter of Capital Exchange Fund, Inc., Release No. IC-20671 (November 1, 1994).
(9)	(a)		Amended and Restated Master Custodian Agreement between Eaton Vance Funds and State Street Bank & Trust Company dated September 1, 2013 filed as Exhibit (g)(1) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
	(b)		Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(2) to Post-Effective Amendment No. 108 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 27, 2010 (Accession No. 0000940394-10-001000) and incorporated herein by reference.
	(c)		Amendment Number 1 dated May 16, 2012 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(3) to Post-Effective Amendment No. 39 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 29, 2012 (Accession No. 0000940394-12-000641) and incorporated herein by reference.
	(d)		Amendment dated September 1, 2013 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(4) to Post-Effective Amendment No. 211 filed September 24, 2013 (Accession No. 0000940394-13-001073) and incorporated herein by reference.
	(e)		Amendment dated July 18, 2018 and effective June 29, 2018 to Amended and Restated Services Agreement with State Street Bank & Trust Company dated September 1, 2010 filed as Exhibit (g)(5) to Post-Effective Amendment No. 212 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed July 31, 2018 (Accession No. 0000940394-18-001408) and incorporated herein by reference.

(10)	(a)	(1)	Master Distribution Plan for Class A, Advisers Class and Investor Class shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(1) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class A, Advisers Class and Investor Class shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
	(b)	(1)	Master Distribution Plan for Class B shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(2) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class B shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
	(c)	(1)	Master Distribution Plan for Class C shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(3) to Post-Effective Amendment No. 41 of Eaton Vance Municipals Trust II (File Nos. 033-71320, 811-08134) filed May 30, 2013 (Accession No. 0000940394-13-000754) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class C shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
	(d)	(1)	Master Distribution Plan for Class R shares adopted May 1, 2013 on behalf of each Trust and their respective series listed on Schedule A filed as Exhibit (m)(4) to Post-Effective Amendment No. 204 filed May 30, 2013 (Accession No. 0000940394-13-000762) and incorporated herein by reference.
		(2)	Amended Schedule A dated January 31, 2018 to Master Distribution Plan for Class R shares adopted May 1, 2013 filed as Exhibit (e)(1)(b) to Post-Effective Amendment No. 205 of Eaton Vance Growth Trust (File Nos. 002-22019, 811-01241) filed January 25, 2018 (Accession No. 0000940394-18-000060) and incorporated herein by reference.
(11)			Opinion and Consent of Internal Counsel as to legality of securities being registered by Registrant filed herewith.
(12)			Form of Opinion of Ropes & Gray LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus filed herewith.
(13)	(a)	(1)	Amended and Restated Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of each of its series listed on Appendix A) and Eaton Vance Management dated August 6, 2012 filed as Exhibit (h)(1) to Post-Effective Amendment No. 193 filed October 5, 2012 (Accession No. 0000940394-12-001018) and incorporated herein by reference.

		(2)	Amendment dated October 31, 2014 to the Amended and Restated Administrative Services Agreement between Eaton Vance Mutual Funds Trust (on behalf of each of its series listed on Appendix A) and Eaton Vance Management dated August 6, 2012 filed as Exhibit (h)(1)(b) to Post-Effective Amendment No. 233 filed December 23, 2014 (Accession No. 0000940394-14-001694) and incorporated herein by reference.
		(3)	Amended Appendix A effective April 30, 2018 to the Amended and Restated Administrative Services Agreement filed as Exhibit (h)(1)(c) to Post-Effective Amendment No. 296 filed April 26, 2018 (Accession No. 0000940394-18-000835) and incorporated herein by reference.
	(b)		Transfer Agency and Shareholder Services Agreement effective September 1, 2016 between BNY Mellon Investment Servicing (US) Inc. and the Funds filed as Exhibit (h)(2) to Post-Effective Amendment No. 165 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed September 26, 2016 (Accession No. 0000940394-16-003071) and incorporated herein by reference.
	(c)		Amended and Restated Sub-Transfer Agency Support Services Agreement dated September 1, 2017 between Eaton Vance Management and the Trusts listed on Appendix A filed as Exhibit (h)(2) to Post-Effective Amendment No. 107 of Eaton Vance Series Trust II (File Nos. 002-42722, 811-02258) filed October 26, 2017 (Accession No. 0000940394-17-002088) and incorporated herein by reference.
	(d)	(1)	Expense Waivers/Reimbursements Agreement dated July 31, 2016 as amended and effective May 1, 2019 between Eaton Vance Management and each of the entities (on behalf of certain of their series) listed on Schedule A filed as Exhibit (h)(5) to Post-Effective Amendment No. 189 of Eaton Vance Special Investment Trust (File Nos. 002-27962, 811-01545) filed April 29, 2019 (Accession No. 0000940394-19-000650) and incorporated herein by reference.
		(2)	Amended Schedule A dated August 1, 2019 to the Expense Waivers/Reimbursements Agreement dated July 31, 2016 as amended and effective May 1, 2019 filed as Exhibit (h)(4)(b) to Post-Effective Amendment No. 75 of Eaton Vance Investment Trust (File Nos. 033-01121, 811-04443) filed July 25, 2019 (Accession No. 0000940394-19-001060) and incorporated herein by reference.
(14)			Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance Multisector Income Fund and Eaton Vance Multi-Asset Credit Fund filed herewith.
(15)			Omitted Financial Statements – not applicable
(16)			Power of Attorney for Eaton Vance Mutual Funds Trust dated October 10, 2018 filed as Exhibit (q) to Post-Effective Amendment No. 304 filed October 17, 2018 (Accession No. 0000940394-18-001695) and incorporated herein by reference.
(17)			Additional Exhibits – not applicable

Item 17.	Undertakings.

(1)       The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)       The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)       The undersigned Registrant agrees to file by post-effective amendment, an opinion of counsel supporting the tax consequences of the proposed reorganization within a reasonable time after receipt of such opinion.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this Registration Statement has been signed on behalf of the Registrant, in the City of Boston, and the Commonwealth of Massachusetts, on the 30th day of July, 2019.

EATON VANCE MUTUAL FUNDS TRUST
By:	/s/ Payson F. Swaffield
Payson F. Swaffield President

Pursuant to the requirements of Section 6(a) of the 1933 Act, this Registration Statement has been signed below by the Registrant’s Principal Executive Officer, Principal Financial and Accounting Officer and a majority of its Trustees on the date indicated:

Signatures	Title	Date
/s/ Payson F. Swaffield
Payson F. Swaffield	President (Chief Executive Officer)	July 30, 2019
/s/ James F. Kirchner	Treasurer (Principal Financial
James F. Kirchner	and Accounting Officer)	July 30, 2019
Thomas E. Faust Jr.*
Thomas E. Faust Jr.	Trustee	July 30, 2019
Mark R. Fetting*
Mark R. Fetting	Trustee	July 30, 2019
Cynthia E. Frost*
Cynthia E. Frost	Trustee	July 30, 2019
George J. Gorman*
George J. Gorman	Trustee	July 30, 2019
Valerie A. Mosley*
Valerie A. Mosley	Trustee	July 30, 2019
William H. Park*
William H. Park	Trustee	July 30, 2019
Helen Frame Peters*
Helen Frame Peters	Trustee	July 30, 2019
Keith Quinton*
Keith Quinton	Trustee	July 30, 2019
Marcus L. Smith*
Marcus L. Smith	Trustee	July 30, 2019
Susan J. Sutherland*
Susan J. Sutherland	Trustee	July 30, 2019
Scott E. Wennerholm*
Scott E. Wennerholm	Trustee	July 30, 2019

* By: /s/ Maureen A. Gemma
Maureen A. Gemma (As Attorney-in-fact)

EXHIBIT INDEX

 The following exhibits are filed as a part of this Registration Statement:

 Exhibit Number Description

(11)	Opinion and Consent of Internal Counsel as to legality of securities being registered by Registrant
(12)	Form of Opinion of Ropes & Gray LLP regarding certain tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus
(14)	Consent of Independent Registered Public Accounting Firm regarding financial statements of Eaton Vance Multisector Income Fund and Eaton Vance Multi-Asset Credit Fund